                                                                     Exhibit 4.7

                          TRENWICK AMERICA CORPORATION,

                                     Issuer

                                       and

                              TRENWICK GROUP LTD.,

                                    Guarantor

                                       to

                          BANK ONE TRUST COMPANY, N.A.,

                                     Trustee

                                 ---------------

                                    INDENTURE

                                 ---------------

                         Dated as of ____________, 200_

                          Subordinated Debt Securities

                         Reconciliation and tie between
             Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                  and Indenture


Trust Indenture
Act Section                                                                                      Indenture Section
-----------                                                                                      -----------------

Sections 310(a)(1) ............................................................................................6.7
(a)(2) ........................................................................................................6.7
(b) ...........................................................................................................6.8
Sections 312(a) ...............................................................................................7.1
(b) ...........................................................................................................7.2
(c) ...........................................................................................................7.2
Sections 313(a) ...............................................................................................7.3
(b)(2) ........................................................................................................7.3
(c) ...........................................................................................................7.3
(d) ...........................................................................................................7.3
Sections 314(a) ...............................................................................................7.4
(c)(1) ........................................................................................................1.2
(c)(2) ........................................................................................................1.2
(e) ...........................................................................................................1.2
(f) ...........................................................................................................1.2
Sections 316(a) (last sentence) ...............................................................................1.1
(a)(1)(A) ...............................................................................................5.2, 5.12
(a)(1)(B) ....................................................................................................5.13
(b) ...........................................................................................................5.8
Sections 317(a)(1) ............................................................................................5.3
(a)(2) ........................................................................................................5.4
(b) ..........................................................................................................10.3
Sections 318(a) ..............................................................................................10.8

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                Table of Contents

                                                                                                                Page
                                                                                                                ----

ARTICLE 1.        DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........................................2

   Section 1.1       Definitions..................................................................................2
      "Act"    ...................................................................................................2
      "Additional Amounts"........................................................................................2
      "Additional Interest".......................................................................................2
      "Additional Sums"...........................................................................................3
      "Additional Taxes"..........................................................................................3
      "Affiliate".................................................................................................3
      "Authenticating Agent"......................................................................................3
      "Authorized Newspaper"......................................................................................3
      "Authorized Officer"........................................................................................3
      "Bearer Security"...........................................................................................3
      "Board of Directors"........................................................................................3
      "Board Resolution"..........................................................................................3
      "Business Day"..............................................................................................3
      "Capitalized Lease Obligation"..............................................................................4
      "Commission"................................................................................................4
      "Common Securities".........................................................................................4
      "Common Shares".............................................................................................4
      "Company"...................................................................................................4
      "Company Request" and "Company Order".......................................................................4
      "Company Senior Indebtedness"...............................................................................4
      "Conversion Event"..........................................................................................4
      "Corporate Trust Office"....................................................................................5
      "Corporation"...............................................................................................5
      "Coupon" ...................................................................................................5
      "Currency"..................................................................................................5
      "CUSIP number"..............................................................................................5
      "Defaulted Interest"........................................................................................5
      "Direct Action".............................................................................................5
      "Distributions".............................................................................................5
      "Dollars" or "$"............................................................................................5
      "Event of Default"..........................................................................................5
      "Extension Period"..........................................................................................5
      "Foreign Currency"..........................................................................................5
      "Government Obligations"....................................................................................5
      "Guarantee".................................................................................................6
      "Guarantee Agreement".......................................................................................6
      "Guarantor".................................................................................................6
      "Guarantor's Board of Directors"............................................................................6
      "Guarantor's Board Resolution"..............................................................................6

      "Guarantor's Officer's Certificate".........................................................................6
      "Guarantor Request" and "Guarantor Order"...................................................................6
      "Guarantor Senior Indebtedness".............................................................................7
      "Holder" ...................................................................................................7
      "Indebtedness"..............................................................................................7
      "Indenture".................................................................................................8
      "Independent Public Accountants"............................................................................8
      "Indexed Security"..........................................................................................8
      "Interest"..................................................................................................8
      "Interest Payment Date".....................................................................................8
      "Investment Company Event"..................................................................................8
      "Judgment Currency".........................................................................................8
      "Lien"   ...................................................................................................8
      "Maturity"..................................................................................................8
      "New York Banking Day"......................................................................................8
      "1940 Act"..................................................................................................9
      "Office" or "Agency"........................................................................................9
      "Officer's Certificate".....................................................................................9
      "Opinion of Counsel"........................................................................................9
      "Original Issue Discount Security"..........................................................................9
      "Outstanding"...............................................................................................9
      "Paying Agent".............................................................................................10
      "Person" ..................................................................................................10
      "Place of Payment".........................................................................................11
      "Preferred Securities".....................................................................................11
      "Preferred Securities Guarantee"...........................................................................11
      "Predecessor Security".....................................................................................11
      "Preferred Shares".........................................................................................11
      "Property Trustee".........................................................................................11
      "Redemption Date"..........................................................................................11
      "Redemption Price".........................................................................................11
      "Registered Security"......................................................................................11
      "Regular Record Date"......................................................................................11
      "Required Currency"........................................................................................11
      "Responsible Officer"......................................................................................11
      "Security" or "Securities".................................................................................12
      "Security Register" and "Security Registrar"...............................................................12
      "Senior Indebtedness"......................................................................................12
      "Share Capital"............................................................................................12
      "Special Event"............................................................................................12
      "Special Record Date"......................................................................................12
      "Stated Maturity"..........................................................................................12
      "Subsidiary"...............................................................................................12
      "Tax Event"................................................................................................12
      "Trenwick Trusts"..........................................................................................13
      "Trust Agreement"..........................................................................................13

      "Trust Indenture Act"......................................................................................13
      "Trust Securities".........................................................................................13
      "Trustee"..................................................................................................13
      "United States"............................................................................................13
      "United States Alien"......................................................................................13
      "U.S. Depository" or "Depository"..........................................................................13
      "Vice President"...........................................................................................14
   Section 1.2       Compliance Certificates and Opinions........................................................14
   Section 1.3       Form of Documents Delivered to Trustee......................................................14
   Section 1.4       Acts of Holders.............................................................................15
   Section 1.5       Notices, etc. to Trustee, Company and Guarantor.............................................17
   Section 1.6       Notice to Holders of Securities; Waiver.....................................................17
   Section 1.7       Language of Notices.........................................................................18
   Section 1.8       Conflict with Trust Indenture Act...........................................................19
   Section 1.9       Effect of Headings and Table of Contents....................................................19
   Section 1.10      Successors and Assigns......................................................................19
   Section 1.11      Separability Clause.........................................................................19
   Section 1.12      Holders of Preferred Securities as Third Party Beneficiaries................................19
   Section 1.13      Benefits of Indenture.......................................................................19
   Section 1.14      Governing Law...............................................................................19
   Section 1.15      Legal Holidays..............................................................................20
   Section 1.16      Counterparts................................................................................20
   Section 1.17      Judgment Currency...........................................................................20
   Section 1.18      No Security Interest Created................................................................21
   Section 1.19      Limitation on Individual Liability..........................................................21
   Section 1.20      Submission to Jurisdiction..................................................................21

ARTICLE 2.        SECURITIES FORMS...............................................................................22

   Section 2.1       Forms Generally.............................................................................22
   Section 2.2       Form of Trustee's Certificate of Authentication.............................................23
   Section 2.3       Securities in Global Form...................................................................23

ARTICLE 3.        THE SECURITIES.................................................................................24

   Section 3.1       Amount Unlimited; Issuable in Series........................................................24
   Section 3.2       Currency; Denominations.....................................................................28
   Section 3.3       Execution, Authentication, Delivery and Dating..............................................28
   Section 3.4       Temporary Securities........................................................................30
   Section 3.5       Registration, Transfer and Exchange.........................................................31
   Section 3.6       Mutilated, Destroyed, Lost and Stolen Securities............................................34
   Section 3.7       Payment of Interest and Certain Additional Amounts; Rights to
                     Interest and Certain Additional Amounts Preserved...........................................35
   Section 3.8       Persons Deemed Owners.......................................................................37
   Section 3.9       Cancellation................................................................................38
   Section 3.10      Computation of Interest.....................................................................38
   Section 3.11      Extension of Interest Payment Period........................................................38
   Section 3.12      Right of Set-Off............................................................................39
   Section 3.13      Agreed Tax Treatment........................................................................39

   Section 3.14      Extension of Stated Maturity; Adjustment of Stated Maturity Upon an Exchange................39

ARTICLE 4.        SATISFACTION AND DISCHARGE OF INDENTURE........................................................40

   Section 4.1       Satisfaction and Discharge..................................................................40
   Section 4.2       Defeasance and Covenant Defeasance..........................................................41
   Section 4.3       Application of Trust Money..................................................................46

ARTICLE 5.        REMEDIES.......................................................................................46

   Section 5.1       Events of Default...........................................................................46
   Section 5.2       Acceleration of Maturity; Rescission and Annulment..........................................48
   Section 5.3       Collection of Indebtedness and Suits for Enforcement by Trustee.............................50
   Section 5.4       Trustee May File Proofs of Claim............................................................51
   Section 5.5       Trustee May Enforce Claims without Possession of Securities or Coupons......................52
   Section 5.6       Application of Money Collected..............................................................52
   Section 5.7       Limitations on Suits........................................................................52
   Section 5.8       Unconditional Right of Holders to Receive Principal and any
                     Premium, Interest and Additional Amounts....................................................53
   Section 5.9       Restoration of Rights and Remedies..........................................................54
   Section 5.10      Rights and Remedies Cumulative..............................................................54
   Section 5.11      Delay or Omission Not Waiver................................................................54
   Section 5.12      Control by Holders of Securities............................................................54
   Section 5.13      Waiver of Past Defaults.....................................................................55
   Section 5.14      Waiver of Usury, Stay or Extension Laws.....................................................55
   Section 5.15      Undertaking for Costs.......................................................................55

ARTICLE 6.        THE TRUSTEE....................................................................................56

   Section 6.1       Certain Rights of Trustee...................................................................56
   Section 6.2       Notice of Defaults..........................................................................57
   Section 6.3       Not Responsible for Recitals or Issuance of Securities......................................58
   Section 6.4       May Hold Securities.........................................................................58
   Section 6.5       Money Held in Trust.........................................................................58
   Section 6.6       Compensation and Reimbursement..............................................................58
   Section 6.7       Corporate Trustee Required; Eligibility.....................................................59
   Section 6.8       Resignation and Removal; Appointment of Successor...........................................60
   Section 6.9       Acceptance of Appointment by Successor......................................................61
   Section 6.10      Merger, Conversion, Consolidation or Succession to Business.................................63
   Section 6.11      Appointment of Authenticating Agent.........................................................63

ARTICLE 7.        HOLDERS LISTS AND REPORTS BY TRUSTEE, GUARANTOR AND COMPANY....................................65

   Section 7.1       Company and Guarantor to Furnish Trustee Names and Addresses of Holders.....................65
   Section 7.2       Preservation of Information; Communications to Holders......................................65
   Section 7.3       Reports by Trustee..........................................................................65

   Section 7.4       Reports by Company and Guarantor............................................................66

ARTICLE 8.        CONSOLIDATION, AMALGAMATIONS, MERGER AND SALES.................................................67

   Section 8.1       Company May Consolidate, Etc., Only on Certain Terms........................................67
   Section 8.2       Successor Person Substituted for Company....................................................68
   Section 8.3       Guarantor May Consolidate, Etc., Only on Certain Terms......................................68
   Section 8.4       Successor Person Substituted for Guarantor..................................................69

ARTICLE 9.        SUPPLEMENTAL INDENTURES........................................................................69
   Section 9.1       Supplemental Indentures without Consent of Holders..........................................69
   Section 9.2       Supplemental Indentures with Consent of Holders.............................................71
   Section 9.3       Execution of Supplemental Indentures........................................................72
   Section 9.4       Effect of Supplemental Indentures...........................................................73
   Section 9.5       Reference in Securities to Supplemental Indentures..........................................73
   Section 9.6       Conformity with Trust Indenture Act.........................................................73
   Section 9.7       Effect on Senior Indebtedness...............................................................73
   Section 9.8       Notice of Supplemental Indenture............................................................73

ARTICLE 10.       COVENANTS......................................................................................74

   Section 10.1      Payment of Principal, any Premium, Interest and Additional Amounts..........................74
   Section 10.2      Maintenance of Office or Agency.............................................................74
   Section 10.3      Money for Securities Payments to Be Held in Trust...........................................75
   Section 10.4      Additional Amounts..........................................................................77
   Section 10.5      Corporate Existence.........................................................................78
   Section 10.6      Waiver of Certain Covenants.................................................................78
   Section 10.7      Company Statement as to Compliance; Notice of Certain Defaults..............................78
   Section 10.8      Guarantor Statement as to Compliance; Notice of Certain Defaults............................79
   Section 10.9      Additional Sums.............................................................................79
   Section 10.10     Prohibitions................................................................................80
   Section 10.11     Payment of Expenses of each Trenwick Trust..................................................81
   Section 10.12     Ownership of Common Securities..............................................................81

ARTICLE 11.       REDEMPTION OF SECURITIES.......................................................................81

   Section 11.1      Applicability of Article....................................................................81
   Section 11.2      Election to Redeem; Notice to Trustee.......................................................81
   Section 11.3      Selection by Trustee of Securities to be Redeemed...........................................82
   Section 11.4      Notice of Redemption........................................................................82
   Section 11.5      Deposit of Redemption Price.................................................................84
   Section 11.6      Securities Payable on Redemption Date.......................................................84
   Section 11.7      Securities Redeemed in Part.................................................................85
   Section 11.8      Right of Redemption of Securities Issued to a Trenwick Trust................................85

ARTICLE 12.       SINKING FUNDS..................................................................................85

   Section 12.1      Applicability of Article....................................................................85
   Section 12.2      Satisfaction of Sinking Fund Payments with Securities.......................................86
   Section 12.3      Redemption of Securities for Sinking Fund...................................................86

ARTICLE 13.       REPAYMENT AT THE OPTION OF HOLDERS.............................................................87

   Section 13.1      Applicability of Article....................................................................87

ARTICLE 14.       SECURITIES IN FOREIGN CURRENCIES...............................................................87

   Section 14.1      Applicability of Article....................................................................87

ARTICLE 15.       MEETINGS OF HOLDERS OF SECURITIES..............................................................88

   Section 15.1      Purposes for Which Meetings May Be Called...................................................88
   Section 15.2      Call, Notice and Place of Meetings..........................................................88
   Section 15.3      Persons Entitled to Vote at Meetings........................................................89
   Section 15.4      Quorum; Action..............................................................................89
   Section 15.5      Determination of Voting Rights; Conduct and Adjournment of Meetings.........................90
   Section 15.6      Counting Votes and Recording Action of Meetings.............................................90

ARTICLE 16.       SUBORDINATION OF SECURITIES....................................................................91

   Section 16.1      Agreement to Subordinate....................................................................91
   Section 16.2      Default on Company Senior Indebtedness......................................................91
   Section 16.3      Liquidation; Dissolution; Bankruptcy........................................................92
   Section 16.4      Subrogation.................................................................................93
   Section 16.5      Trustee to Effectuate Subordination.........................................................94
   Section 16.6      Notice by the Company.......................................................................94
   Section 16.7      Rights of the Trustee; Holders of Company Senior Indebtedness...............................95
   Section 16.8      Subordination May Not Be Impaired...........................................................96

ARTICLE 17.       GUARANTEE AND INDEMNITY........................................................................96

   Section 17.1      The Guarantee...............................................................................96
   Section 17.2      Net Payments................................................................................97
   Section 17.3      Guarantee Unconditional, etc................................................................99
   Section 17.4      Reinstatement...............................................................................99
   Section 17.5      Subrogation.................................................................................99
   Section 17.6      Indemnity...................................................................................99

ARTICLE 18.       SUBORDINATION OF GUARANTEE....................................................................100

   Section 18.1      Agreement to Subordinate Guarantee.........................................................100
   Section 18.2      Default on Guarantor Senior Indebtedness...................................................100
   Section 18.3      Liquidation; Dissolution; Bankruptcy.......................................................101
   Section 18.4      Subrogation................................................................................102
   Section 18.5      Trustee to Effectuate Subordination........................................................103
   Section 18.6      Notice by the Guarantor....................................................................103
   Section 18.7      Rights of the Trustee; Holders of Guarantor Senior Indebtedness............................104
   Section 18.8      Subordination May Not Be Impaired..........................................................105

         INDENTURE, dated as of __________, 200_ (the "Indenture"), among Trenwick America Corporation., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal executive office located at One Canterbury Green, Stamford, Connecticut 06901, Trenwick Group Ltd., a company duly organized and existing under the laws of Bermuda (the "Guarantor"), having its principal executive office at Continental Building, 25 Church Street, Hamilton HM 12, Bermuda, and Bank One Trust Company, N.A., a national banking association duly organized and existing under the laws of the United States of America (the "Trustee"), having its Corporate Trust Office located at 1 Bank One Plaza, Corporate Trust - Suite IL1-0126.
 .

                                   WITNESSETH

         WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated unsecured debentures, notes or other evidences of indebtedness (the "Securities"), including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more Trenwick Trusts (as defined herein) of preferred beneficial interests in the assets of such Trusts (the "Preferred Securities") and common beneficial interests in the assets of such Trusts (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided;

         WHEREAS, the Company has duly authorized the execution and delivery of this Indenture. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done;

         WHEREAS, for value received, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Guarantee and the indemnity provided for herein. All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done; and

         WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated there under that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         NOW THEREFORE in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined), as follows:

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

        Section 1.1    Definitions.

        Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

                (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America and, except as otherwise herein expressly provided, the terms "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date or time of such computation;

                (4) the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                (5) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both"). Certain terms used principally in certain Articles hereof are defined in those Articles.

        "Act," when used with respect to any Holders, has the meaning specified in Section 1.4.

        "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company or the Guarantor in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

        "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

        "Additional Sums" has the meaning specified in Section 10.9.

        "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which a Trenwick Trust has become subject from time to time as a result of a Tax Event.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of the Company or the Guarantor, as the case may be, shall not be deemed to include any Trenwick Trust to which Securities and the Guarantee in respect thereof have been issued. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

        "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.11 to act on behalf of the Trustee to authenticate Securities of one or more series.

        "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

        "Authorized Officer" means, when used with respect to the Company, the Chairman of the Board of Directors, a Vice Chairman, the President, any Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company.

        "Bearer Security" means any Security in the form established pursuant to Section 2.1 which is payable to bearer.

        "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act generally or in any particular respect for the Company hereunder.

        "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

        "Business Day," with respect to any Place of Payment or other location, means, unless otherwise specified with respect to any Securities pursuant to
Section 3.1, any day other than a Saturday, Sunday or other day on which banking institutions in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

        "Capitalized Lease Obligation" means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

        "Common Securities" has the meaning specified in the first recital of this Indenture.

        "Common Shares" in respect of any Corporation means Share Capital of any class or classes (however designated) which has no preference as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Corporation, and which is not subject to redemption by such Corporation.

        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person, and any other obligor upon the Securities.

        "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by an Authorized Officer, and delivered to the Trustee.

        "Company Senior Indebtedness" means, with respect to the Securities of any particular series, all Indebtedness of the Company outstanding at any time, except (a) the Securities of such series, (b) Indebtedness as to which, by the terms of the instrument creating or evidencing the same, it is provided that such Indebtedness is subordinated to or pari passu with the Securities of such series, (c) Indebtedness of the Company to an Affiliate of the Company, (d) interest accruing after the filing of a petition initiating any proceeding relating to the Company referred to in Section 5.1(7) and 5.1(8) unless such interest is an allowed claim enforceable against the Company in a proceeding under federal or state bankruptcy laws, (e) trade accounts payable and (f) any Indebtedness, including all other debt securities and guaranties in respect of those debt securities, initially issued to (x) any Trenwick Trust or (y) any trust, partnership or other entity affiliated with the Guarantor which is a financing vehicle of the Guarantor or any Affiliate of the Guarantor in connection with the issuance by such entity of Preferred Securities or other securities which are similar to Preferred Securities that are guaranteed by the Guarantor pursuant to an instrument that ranks pari passu with or junior in right of payment to the Preferred Securities Guarantees.

        "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community or (ii) any currency unit or composite currency for the purposes for which it was established.

        "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 1 Bank One Plaza, Corporate Trust - Suite IL1-0126.

        "Corporation" includes corporations and limited liability companies and, except for purposes of Article 8, associations, companies and business trusts.

        "Coupon" means any interest coupon appertaining to a Bearer Security.

        "Currency," with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

        "CUSIP number" means the alphanumeric designation assigned to a Security by Standard & Poor's Ratings Service, CUSIP Service Bureau.

        "Defaulted Interest" has the meaning specified in Section 3.7.

        "Direct Action" has the meaning specified in Section 5.8.

        "Distributions," with respect to any Trenwick Trust, has the meaning specified in the applicable Trust Agreement of such Trenwick Trust.

        "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

        "Event of Default" has the meaning specified in Section 5.1.

        "Extension Period" has the meaning specified in Section 3.11.

        "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

        "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments which issued the Foreign Currency in which the principal of or any premium or interest on such Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or
(ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United

States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

        "Guarantee" means the unconditional guarantee of the payment of the principal of, any premium or interest on, and any Additional Amounts with respect to the Securities by the Guarantor, as more fully set forth in Article 17.

        "Guarantee Agreement" means the Guarantee Agreement with respect to the Preferred Securities of a Trenwick Trust, substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

        "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

        "Guarantor's Board of Directors" means the board of directors of the Guarantor or any committee of that board duly authorized to act generally or in any particular respect for the Guarantor hereunder.

        "Guarantor's Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Guarantor's Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

        "Guarantor's Officer's Certificate" means a certificate signed by the Chairman of the Guarantor's Board of Directors, a Vice Chairman, the President, the Chief Financial Officer, the Chief Investment Officer, the Chief Accounting Officer, the General Counsel or the Secretary of the Guarantor, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

        "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Guarantor by the Chairman of the Guarantor's Board of Directors, a Vice Chairman, the President, the Chief Financial Officer, the Chief Investment Officer, the Chief Accounting Officer, the General Counsel or the Secretary of the Guarantor, and delivered to the Trustee.

        "Guarantor Senior Indebtedness" means, with respect to the Securities of any particular series, all Indebtedness of the Guarantor outstanding at any time, except (a) the Guarantor's obligations under the Guarantee in respect of the Securities of such series, (b) Indebtedness as to which, by the terms of the instrument creating or evidencing the same, it is provided that such Indebtedness is subordinated to or pari passu with the Guarantor's obligations under the Guarantee in respect of the Securities of such series, (c) Indebtedness of the Guarantor to an Affiliate of the Guarantor, (d) interest accruing after the filing of a petition initiating any proceeding relating to the Guarantor referred to in Section 5.1(7) and 5.1(8) unless such interest is an allowed claim enforceable against the Guarantor in a proceeding under federal or state bankruptcy laws, (e) trade accounts payable, (f) the Guarantor's obligations under the Guarantee in respect of the securities of any series initially issued to (x) any Trenwick Trust or (y) any trust, partnership or other entity affiliated with the Guarantor which is a financing vehicle of the Guarantor or any Affiliate of the Guarantor in connection with the issuance by such entity of Preferred Securities or other securities which are similar to Preferred Securities that are guaranteed by the Guarantor pursuant to an instrument that ranks pari passu with or junior in right of payment to the Preferred Securities Guarantees. and (g) all Preferred Securities Guarantees and all guarantees similar to the Preferred Securities Guarantees issued by the Guarantor on behalf of holders of Preferred Securities of a Trenwick Trust or other securities similar to Preferred Securities issued by any trust, partnership or other entity affiliated with the Guarantor which is a financing vehicle of the Guarantor or any Affiliate of the Guarantor.

        "Holder," in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

        "Indebtedness" means, with respect to any Person, (i) the principal of and any premium and interest on (a) indebtedness of such Person for money borrowed and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capitalized Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all obligations of the type referred to in clauses
(i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise; (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (vii) any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in clauses (i) through (vi) above.

        "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 3.1 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

        "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Company, the Guarantor and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or the Guarantor or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to this Indenture or certificates required to be provided hereunder.

        "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

        "Interest," with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 10.4 or 17.2, includes such Additional Amounts.

        "Interest Payment Date," with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

        "Investment Company Event" means, in respect of a Trenwick Trust, the receipt by such Trenwick Trust of an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), such Trenwick Trust is or will be considered an investment company that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities of such Trenwick Trust.

        "Judgment Currency" has the meaning specified in Section 1.16.

        "Lien" means any mortgage, pledge, lien, security interest or other encumbrance.

        "Maturity", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption Date.

        "New York Banking Day" has the meaning specified in Section 1.16.

        "1940 Act" means the Investment Company Act of 1940, as amended.

        "Office" or "Agency," with respect to any Securities, means an office or agency of the Company and the Guarantor maintained or designated in a Place of Payment for such Securities pursuant to Section 10.2 or any other office or agency of the Company and the Guarantor maintained or designated for such Securities pursuant to Section 10.2 or, to the extent designated or required by
Section 10.2 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

        "Officer's Certificate" means a certificate signed by an Authorized Officer that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

        "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Guarantor, as the case may be, or other counsel who shall be reasonably acceptable to the Trustee, that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.

        "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration pursuant to Section 5.2.

        "Outstanding," when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                (a) any such Security theretofore cancelled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

                (b) any such Security for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited pursuant hereto (other than pursuant to Section 4.2) with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company shall act as its own, or authorize the Guarantor to act as, Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                (c) any such Security with respect to which the Company or the Guarantor has effected defeasance pursuant to the terms hereof, except to the extent provided in Section 4.2;

                (d)     any such Security which has been paid pursuant to
                        Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company; and

                (e) any such Security converted or exchanged as contemplated by this Indenture into securities of the Company or the Guarantor or another issuer, if the terms of such Security provide for such conversion or exchange pursuant to Section 3.1;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 5.2 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed Outstanding for such purposes shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) the principal amount of a Security denominated in a Foreign Currency shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iv) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Coupons appertaining thereto or an Affiliate of the Company, the Guarantor or such other obligor.

        "Paying Agent" means any Person authorized by the Company to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to, any Security or any Coupon on behalf of the Company.

        "Person" means any individual, Corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment," with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security are payable as provided in or pursuant to this Indenture or such Security.

        "Preferred Securities" has the meaning specified in the first recital of this Indenture.

        "Preferred Securities Guarantee" means the guarantee by Trenwick Group Ltd., in its capacity as guarantor with respect to the Preferred Securities of a Trenwick Trust, of distributions on such Preferred Securities to the extent provided in the Guarantee Agreement.

        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same Indebtedness as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

        "Preferred Shares" in respect of any Corporation means Share Capital of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Corporation, over shares of Share Capital of any other class of such Corporation.

        "Property Trustee," with respect to any Trenwick Trust, means the entity acting in the capacity of Property Trustee pursuant to the related Trust Agreement.

        "Redemption Date," with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

        "Redemption Price," with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

        "Registered Security" means any Security established pursuant to
Section 2.1 which is registered in a Security Register.

        "Regular Record Date" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date".

        "Required Currency" has the meaning specified in Section 1.16.

        "Responsible Officer" means any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, or any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

        "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of Indebtedness, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

        "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

        "Senior Indebtedness," with respect to the Securities of any particular series, means, collectively, Company Senior Indebtedness with respect to the Securities of such series and Guarantor Senior Indebtedness with respect to the Securities of such series.

        "Share Capital" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including Preferred Shares, but excluding any debt securities convertible into such equity.

        "Special Event" means an Investment Company Event or a Tax Event.

        "Special Record Date" for the payment of any Defaulted Interest on any Registered Security means a date fixed by the Company pursuant to Section 3.7.

        "Stated Maturity," with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

        "Subsidiary" means, in respect of any Person, any Corporation, limited or general partnership or other business entity of which at the time of determination more than fifty percent (50%) of the voting power of the shares of its Share Capital or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

        "Tax Event" means, in respect of a Trenwick Trust, the receipt by such Trenwick Trust or the Company of an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities of such Trenwick Trust, there is more than an insubstantial risk that (i) such Trenwick Trust is, or will be within ninety
(90) days of the date of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the corresponding series of Securities, (ii) interest payable by the Company on the corresponding series of Securities is not, or within ninety (90) days of the date of such Opinion of Counsel will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes or (iii) such Trenwick Trust is, or will be within ninety (90) days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

        "Trenwick Trusts" means, collectively, Trenwick America Capital Trust I, Trenwick America Capital Trust II and Trenwick America Capital Trust III, each a statutory business trust formed under the laws of the State of Delaware, or any other similar trust created to issue Trust Securities and to use the proceeds from the sale thereof to purchase Securities issued under this Indenture.

        "Trust Agreement" means the Trust Agreement substantially in the form attached hereto as Annex A, as amended by an Amended and Restated Trust Agreement substantially in such form as may be specified as contemplated by
Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

        "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

        "Trust Securities," with respect to any Trenwick Trust, means, collectively, the Common Securities and Preferred Securities issued by such Trenwick Trust.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

        "United States," except as otherwise provided in or pursuant to this Indenture or any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

        "United States Alien," except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

        "U.S. Depository" or "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository or Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" or "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

        "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

        Section 1.2     Compliance Certificates and Opinions.

        Except as otherwise expressly provided in this Indenture, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officer's Certificate or a Guarantor's Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (1) a statement that the individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

        Section 1.3     Form of Documents Delivered to Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, provided that such officer, after reasonable inquiry, has no reason to believe and does not believe that the Opinion of Counsel with respect to the matters upon which his certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, provided that such counsel, after reasonable inquiry, has no reason to believe and does not believe that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

        Section 1.4     Acts of Holders.

                (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders or by holders of Preferred Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders or holders of Preferred Securities, as applicable, in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 15, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor or both of them. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders or holders of Preferred Securities signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee, the Company and the Guarantor and any agent of the Trustee, the Company or the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.6.

        Without limiting the generality of this Section 1.4, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

        The Company shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than ninety (90) days after such record date.

                (2) The fact and date of the execution by any Person of any such instrument or writing referred to in this Section 1.4 may be proved in any reasonable manner; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                (3) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

                (4) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Company and the Guarantor, wherever situated, if such certificate shall be deemed by the Company, the Guarantor and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Company and the Guarantor may assume that such ownership of any Bearer Security continues until
        (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (ii) such Bearer Security is produced to the Trustee by some other Person, or (iii) such Bearer Security is surrendered in exchange for a Registered Security, or
        (iv) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Company, the Guarantor and the Trustee deem sufficient.

                (5) If the Company or the Guarantor shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantor, as the case may be, may at its option (but is not obligated to), by Board Resolution or Guarantor's Board Resolution, as the case may be, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, the Guarantor or the Company in reliance thereon, whether or not notation of such Act is made upon such Security.

        Section 1.5     Notices, etc. to Trustee, Company and Guarantor.

        Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                (1) the Trustee by any Holder, the Guarantor or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                (2) the Company or the Guarantor, as the case may be, by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to the attention of its Treasurer, with a copy to the attention of its General Counsel, at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.

        Section 1.6     Notice to Holders of Securities; Waiver.

        Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

                (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

                (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication not later than the latest date prescribed for the giving of such notice.

        In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

        In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearers Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        Section 1.7     Language of Notices.

        Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company or the Guarantor, as the case may be, so elects, any published notice may be in an official language of the country of publication.

        Section 1.8     Conflict with Trust Indenture Act.

        If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 318(c) thereof, such required provision shall control.

        Section 1.9     Effect of Headings and Table of Contents.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 1.10    Successors and Assigns.

        All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Guarantor shall bind its successors and assigns, whether so expressed or not.

        Section 1.11    Separability Clause.

        In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 1.12    Holders of Preferred Securities as Third Party
                        Beneficiaries.

        The Company and the Guarantor hereby acknowledge that, to the extent specifically set forth herein, the holders of the Preferred Securities of a Trenwick Trust shall expressly be third party beneficiaries of this Indenture. The Company and the Guarantor further acknowledge that, if an Event of Default has occurred and is continuing and is attributable to the failure of the Company and the Guarantor to pay the principal of or premium, if any, or interest on or Additional Amounts with respect to the Securities of the series held by such Trenwick Trust, any holder of the Preferred Securities of such Trenwick Trust may institute a Direct Action against the Company or the Guarantor.

        Section 1.13    Benefits of Indenture.

        Except as other expressly provided herein with respect to holders of Preferred Securities, nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto and the holders of Senior Indebtedness, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        Section 1.14    Governing Law.

        This Indenture, the Securities and any Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

        Section 1.15    Legal Holidays.

        Unless otherwise specified in or pursuant to this Indenture or any Securities, in any case where any Interest Payment Date, Stated Maturity or Maturity of any Security, or the last date on which a Holder has the right to convert or exchange Securities of a series that are convertible or exchangeable, shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or any Coupon other than a provision in any Security or Coupon that specifically states that such provision shall apply in lieu hereof) payment need not be made at such Place of Payment on such date, and such Securities need not be converted or exchanged on such date, but such payment may be made, and such Securities may be converted or exchanged, on the next succeeding day that is a Business Day at such Place of Payment, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Stated Maturity, Maturity or last day for conversion or exchange, as the case may be, to such next succeeding Business Day, except that if such next succeeding Business Day is in the next succeeding calendar year, such payment may be made, and such Securities may be converted or exchanged, on the immediately preceding Business Day (in the case of each of the foregoing, with the same force and effect as if made on such Interest Payment Date or at such Stated Maturity or Maturity or on such last day for conversion or exchange, as the case may be).

        Section 1.16    Counterparts.

        This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        Section 1.17    Judgment Currency.

        The Company and the Guarantor each agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

        Section 1.18    No Security Interest Created.

        Nothing in this Indenture or in any Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company, the Guarantor or their respective Subsidiaries is or may be located.

        Section 1.19    Limitation on Individual Liability.

        No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder (except in a shareholder's corporate capacity as Guarantor), officer or director, as such, past, present or future, of the Company or the Guarantor, as the case may be, either directly or through the Company or the Guarantor, as the case may be, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or the Guarantor, as the case may be, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.

        Section 1.20    Submission to Jurisdiction.

        The Company and the Guarantor each agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture, the Securities or any Coupons appertaining thereto may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Company and the Guarantor each hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgement rendered in such proceeding. The Company and the Guarantor each also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities and Coupons any immunity from jurisdiction and any immunity from legal process (whether through service or notice, attachment prior to judgement, attachment in the aid of execution, execution or otherwise) in respect of this Indenture. The Company and the Guarantor each hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Securities and Coupons for the term of this Indenture Trenwick America Corporation, One Canterbury Green, Stamford, Connecticut 06901, as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to John Del Col, General Counsel and Secretary, Trenwick Group Ltd., Continental Building, 25 Church Street, Hamilton, HM 12, Bermuda) brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by each of the Company and the Guarantor to be effective and binding service on it in every respect whether or not the Company or the Guarantor, as the case may be, shall then be doing or shall have at any time done business in New York. Such appointment shall be irrevocable so long as any of the Securities or Coupons or the respective obligations of the Company and the Guarantor hereunder remain outstanding, or until the appointment of a successor by the Company or the Guarantor, as the case may be, and such successor's acceptance of such appointment. Upon such acceptance, the Company or the Guarantor, as the case may be, shall notify the Trustee of the name and address of such successor. The Company and the Guarantor each further agrees for the benefit of the Trustee and the Holders of the Securities and the Coupons to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said Trenwick America Corporation in full force and effect so long as any of the Securities or Coupons or the respective obligations of the Company and the Guarantor hereunder shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company or the Guarantor to take any such action. Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any Holder to institute proceedings against the Company or the Guarantor in the courts of any other jurisdiction or jurisdictions.

                                   ARTICLE 2.
                                SECURITIES FORMS

        Section 2.1     Forms Generally.

        Each Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Security or Coupon as evidenced by their execution of such Security or Coupon.

        Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons and shall not be issuable upon the exercise of warrants.

        Definitive Securities and definitive Coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the

Company executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

        Section 2.2     Form of Trustee's Certificate of Authentication.

        Subject to Section 6.11, the Trustee's certificate of authentication shall be in substantially the following form:

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                BANK ONE TRUST COMPANY, N.A.,
                                                         as Trustee


                                                By
                                                  -----------------------------
                                                Authorized Officer


        Section 2.3     Securities in Global Form.

        Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall not be issuable in temporary or permanent global form. If Securities of a series shall be issuable in global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 3.3 or 3.4 with respect thereto. Subject to the provisions of Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver, in each case at the Company's expense, any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.3 or 3.4 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officer's Certificate and need not be accompanied by an Opinion of Counsel.

        Notwithstanding the provisions of Section 3.7, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, and any Additional Amounts in respect of, any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

        Notwithstanding the provisions of Section 3.8 and except as provided in the preceding paragraph, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a global Security (i) in the case of a global Security in registered form, the Holder of such global Security in registered form, or (ii) in the case of a global Security in bearer form, the Person or Persons specified pursuant to
Section 3.1.

                                   ARTICLE 3.
                                 THE SECURITIES

        Section 3.1     Amount Unlimited; Issuable in Series.

        The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. The Securities of each series shall be subordinated in right of payment to all Company Senior Indebtedness with respect to such series as provided in Article 16. The Securities of each series shall be guaranteed by the Guarantor, which Guarantee shall be subordinated in right of payment to all Guarantor Senior Indebtedness with respect to such series as provided in Article 18.

        With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto,

                (1) the title of such Securities and the series in which such Securities shall be included;

                (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to
        Section 3.4, 3.5, 3.6, 9.5 or 11.7, upon repayment in part of any Registered Security of such series pursuant to Article 13, upon surrender in part of any Registered Security for conversion into other securities of the Company or exchange for securities of the Guarantor or another issuer pursuant to its terms, or pursuant to or as contemplated by the terms of such Securities);

                (3) if such Securities are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

                (4) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and
        (i) whether such Securities are to be issued in temporary or permanent global form or both, (ii) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 3.5, and (iii) the name of the Depository or the U.S. Depository, as the case may be, with respect to any such global Security;

                (5) if any of such Securities are to be issuable as Bearer Securities or in global form, the date as of which any such Bearer Security or global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

                (6) if any of such Securities are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form payable in respect of an Interest Payment Date therefor prior to the exchange, if any, of such temporary Bearer Security for definitive Securities shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

                (7) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

                (8) the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the rate or rates and the extent to which Additional Interest, if any, shall be payable in respect of such Securities, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered Securities on any Interest Payment Date, the right, pursuant to Section 3.11 hereof or as otherwise set forth therein, of the Company to defer or extend an interest payment period and the duration of any such Extension Period, including the maximum consecutive period during which interest payment periods may be extended, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                (9) if in addition to or other than the Borough of Manhattan, The City of New York, the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to such Securities shall be payable, any of such Securities that are Registered Securities may be surrendered for registration of transfer or exchange, any of such Securities may be surrendered for conversion or exchange and notices or demands to or upon the Company or the Guarantor in respect of such Securities and this Indenture may be served, the extent to which, or the manner in which, any interest payment or Additional Amounts on a global Security on an Interest Payment Date, will be paid and the manner in which any principal of or premium, if any, on any global Security will be paid;

                (10) whether any of such Securities are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

                (11) whether the Company is obligated to redeem or purchase any of such Securities pursuant to any sinking fund or analogous provision or at the option of any Holder thereof and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

                (12) the denominations in which any of such Securities that are Registered Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denomination of $5,000;

                (13) whether the Securities of the series will be convertible into other securities of the Company and/or exchangeable for securities of the Guarantor or another issuer, and if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

                (14) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
        Section 5.2 or the method by which such portion is to be determined;

                (15) if other than Dollars, the Foreign Currency in which payment of the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities shall be payable;

                (16) if the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency;

                (17) whether the amount of payments of principal of, any premium or interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more Currencies, commodities, equity securities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

                (18) the relative degree, if any, to which Securities of such series and the Guarantee in respect thereof shall be senior to or be subordinated to other series of Securities and the Guarantee in respect thereof or other Indebtedness of the Company or the Guarantor, as the case may be, in right of payment, whether such other series of Securities or other Indebtedness is outstanding or not;

                (19) any deletions from, modifications of or additions to the Events of Default or covenants of the Company or the Guarantor with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                (20) whether either or both of Section 4.2(2) relating to defeasance or Section 4.2(3) relating to covenant defeasance shall not be applicable to the Securities of such series, or any covenants in addition to those specified in Section 4.2(3) relating to the Securities of such series which shall be subject to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of
        Article 4 in respect of the Securities of such series;

                (21) the form or forms of the Trust Agreement (if different from the form attached hereto as Annex A), Amended and Restated Trust Agreement and Guarantee Agreement;

                (22) whether any of such Securities are to be issuable upon the exercise of warrants, and the time, manner and place for such Securities to be authenticated and delivered;

                (23) if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

                (24) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities; and

                (25) any other terms of such Securities and any other deletions from or modifications or additions to this Indenture in respect of such Securities.

        All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate of interest thereon, or method of determining the rate of interest, if any, Maturity, and the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officer's Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the

Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon written order of persons designated in the Officer's Certificate or supplemental indenture and that such persons are authorized to determine, consistent with such Officer's Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officer's Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, unless otherwise so provided, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

        If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of such series.

        Section 3.2     Currency; Denominations.

        Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

        Section 3.3     Execution, Authentication, Delivery and Dating.

        Securities shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman, its President, its Treasurer or a Vice President under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. Coupons shall be executed on behalf of the Company by the Treasurer or any Assistant Treasurer of the Company. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

        Securities and any Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company and the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and Coupons or did not hold such offices at the date of original issuance of such Securities or Coupons.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, together with any Coupons appertaining thereto, executed by the Company, to the Trustee for authentication and, provided that the Board Resolution and Officer's Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 3.1 and a Company Order for the authentication and delivery of such Securities have been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon,

                (1) an Opinion of Counsel to the effect that:

                        (a) the form or forms and terms of such Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;

                        (b) all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and that such Securities and Coupons, when completed by appropriate insertions, executed under the Company's corporate seal and attested by duly authorized officers of the Company, delivered by duly authorized officers of the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture, including the Guarantee; such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

                        (c) all laws and requirements in respect of the execution and delivery by the Company of such Securities and Coupons, if any, have been complied with; and

                        (d) this Indenture has been qualified under the Trust Indenture Act; and

                (2) an Officer's Certificate and a Guarantor's Officer's Certificate, in each case stating that, to the best knowledge of the Persons executing such certificate, all conditions precedent to the execution, authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with, and no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Securities shall have occurred and be continuing.

        If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officer's Certificate and Guarantor's Officer's Certificate at the time of issuance of each Security, but such opinion and certificates, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate written request by an Authorized Officer of the Company or any person designated in writing by an Authorized Officer that the Trustee authenticate and deliver Securities of such series for original issue will be deemed to be a certification by the Company and the Guarantor that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with and that no Event of Default with respect to any of the Securities has occurred or is continuing.

        The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

        Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.

        No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 2.2 or 6.11 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized officers. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and cancelled.

        Section 3.4     Temporary Securities.

        Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 3.3, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

        Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

        Section 3.5     Registration, Transfer and Exchange.

        With respect to the Registered Securities of each series, if any, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for such series in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of such series and of transfers of the Registered Securities of such series. Such Office or Agency shall be the "Security Registrar" for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

        Upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

        At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

        If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company, the Guarantor and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company, the Guarantor and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 10.2, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

        If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

        Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

        Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any global Security shall be exchangeable for definitive Securities only if (i) the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days of the date the Company is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities as the result of an event described in clause (i),
(ii) or (iii) of the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the U.S. Depository or such other Depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such other Depository, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officer's Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged, which (unless such Securities are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, but subject to the satisfaction of any certification or other requirements to the issuance of Bearer Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of business fifteen (15) days before any selection of Securities of the same series to be redeemed and ending on the relevant Redemption Date; and provided, further, that (unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository or the U.S. Depository, as the case may be, or such other Depository or U.S. Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

        All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, respectively, evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

        Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses (including fees and expenses of the Trustee) that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.5 or 11.7 not involving any transfer.

        Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business fifteen (15) days before the day of mailing of a notice of redemption of Securities of like tenor and the same series under Section 11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Registered Security selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

        Section 3.6     Mutilated, Destroyed, Lost and Stolen Securities.

        If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 3.6, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

        If there be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

        Notwithstanding the foregoing provisions of this Section 3.6, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in
Section 10.2, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

        Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Security, with any Coupons appertaining thereto issued pursuant to this Section 3.6 in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains shall constitute a separate obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any Coupons, if any, duly issued hereunder.

        The provisions of this Section 3.6, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

        Section 3.7 Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain Additional Amounts Preserved.

        Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest.

        Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such

Defaulted Interest may be paid by the Company or the Guarantor, at its election in each case, as provided in Clause (1) or (2) below:

                (1) The Company or the Guarantor, as the case may be, may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed by the Company in the following manner. The Company or the Guarantor, as the case may be, shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered Security, the Special Record Date therefor and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after notification to the Trustee of the proposed payment. The Trustee shall, in the name and at the expense of the Company or the Guarantor, cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than ten (10) days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company or the Guarantor, cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                (2) The Company or the Guarantor, as the case may be, may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor, as the case may be, to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

        Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series pursuant to the provisions of this Indenture, at the option of the Company or the Guarantor, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States.

        Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

        In the case of any Registered Security of any series that is convertible into other securities of the Company or exchangeable for securities of the Guarantor or another issuer, which Registered Security is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security with respect to which the Stated Maturity is prior to such Interest Payment Date), interest with respect to which the Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or one or more predecessor Registered Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Registered Security which is converted or exchanged, interest with respect to which the Stated Maturity is after the date of conversion or exchange of such Registered Security shall not be payable.

        Section 3.8    Persons Deemed Owners.

        Prior to due presentment of a Registered Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 3.5 and 3.7) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

        The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

        No Holder of any beneficial interest in any global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Guarantor, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

        Section 3.9     Cancellation.

        All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be cancelled promptly by the Trustee. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be cancelled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All cancelled Securities and Coupons held by the Trustee shall be destroyed by the Trustee, unless by a Company Order or Guarantor Order the Company or the Guarantor, as the case may be, directs their return to it.

        Section 3.10    Computation of Interest.

        Except as otherwise provided in or pursuant to this Indenture or in any Security, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

        Section 3.11    Extension of Interest Payment Period.

        If specified as contemplated by Section 3.1 with respect to the Securities of a particular series and subject to the terms, conditions and covenants, if any, so specified, the Company shall have the right, at any time and from time to time during the term of such series, to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.1 (each, an "Extension Period"), during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a day other than an Interest Payment Date. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that no Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Stated Maturity of the principal of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof.

        The Company shall give the Holders of the Securities of such series and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the Interest Payment Date or, with respect to the Securities of a series issued to a Trenwick Trust, prior to the earlier of (i) the date the Distributions on the Preferred Securities of such Trenwick Trust are payable or (ii) the date the trustees of such Trenwick Trust are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such

Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.

        The Trustee shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the outstanding Securities of such series.

        Section 3.12    Right of Set-Off.

        With respect to the Securities of a series issued to a Trenwick Trust, notwithstanding anything to the contrary in this Indenture, the Company or the Guarantor, as applicable, shall each have the right to set-off any payment it is otherwise required to make thereunder in respect of any such Security to the extent the Company or the Guarantor, as applicable, has theretofore made, or is concurrently on the date of such payment making, a payment under the Preferred Securities Guarantee relating to such Security or under Section 5.8 hereof, as applicable.

        Section 3.13    Agreed Tax Treatment.

        Each Security issued hereunder shall provide that the Company, the Guarantor and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, state and local tax purposes it is intended that such Security constitute indebtedness.

        Section 3.14 Extension of Stated Maturity; Adjustment of Stated Maturity Upon an Exchange.

        If specified as contemplated by Section 3.1 with respect to the Securities of a particular series, the Company shall have the right to (a) change the Stated Maturity of the principal of the Securities of such series upon the liquidation of the applicable Trenwick Trust and the exchange of such Securities for the Preferred Securities of such Trenwick Trust, or (b) extend the Stated Maturity of the principal of the Securities of such series; provided that, at the time any election to extend such Stated Maturity is made and at the time of such extension, (i) neither the Company nor the Guarantor is in bankruptcy, otherwise insolvent or in liquidation, (ii) neither the Company nor the Guarantor is in default in the payment of any interest or principal or Additional Amounts on the Securities of such series or under the Guarantee in respect thereof, as the case may be, and no deferred interest payments thereon have accrued, (iii) the applicable Trenwick Trust is not in arrears on payments of Distributions on its Preferred Securities and no deferred Distributions thereon have accumulated, (iv) the Securities of such series are rated not less than BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc. or the equivalent by any other nationally recognized statistical rating organization and (v) the extended Stated Maturity is no later than the 49th anniversary of the initial issuance of the Preferred Securities of the applicable Trenwick Trust; provided, further, that, if the Company exercises its right to liquidate the applicable Trenwick Trust and exchange the Securities of such series for the Preferred Securities of such Trenwick Trust as specified in clause (a) above, any changed Stated Maturity of the principal of the Securities of such series shall be no earlier than the date that is five years after the initial issue date of the Preferred Securities and no later than the date thirty
(30) years (plus an extended term of up to an additional nineteen (19) years if the above-referenced conditions are satisfied) after the initial issue date of the Preferred Securities of the applicable Trenwick Trust.

                                   ARTICLE 4.
                     SATISFACTION AND DISCHARGE OF INDENTURE

        Section 4.1     Satisfaction and Discharge.

        Upon the direction of the Company by a Company Order or of the Guarantor by a Guarantor Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order or Guarantor Order and any Coupons appertaining thereto, and the Trustee, on receipt of a Company Order or a Guarantor Order, at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

                (1)     either

                     (a) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 3.5, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 11.7, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor, as the case may be, or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                     (b) all Securities of such series and, in the case of (i) or (ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Guarantor, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts with respect to such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

                (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

                (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel and the Guarantor has delivered to the Trustee a Guarantor's Officer's Certificate, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

        In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

        Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company and the Guarantor to the Trustee under Section 6.6 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Company, the Guarantor and the Trustee with respect to the Securities of such series under Sections 3.5, 3.6, 4.3, 10.2 and 10.3, with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Sections 10.4 and 17.2 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to
Section 4.1(1)(b)), and with respect to any rights to convert or exchange such Securities into securities of the Company or the Guarantor or another issuer shall survive.

        Section 4.2    Defeasance and Covenant Defeasance.

                (1) Unless pursuant to Section 3.1, either or both of (i) defeasance of the Securities of or within a series under clause (2) of this Section 4.2 shall not be applicable with respect to the Securities of such series or (ii) covenant defeasance of the Securities of or within a series under clause (3) of this Section 4.2 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section 4.2 (with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 4.2(2) or
        Section 4.2(3) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Section 4.2.

                (2) Upon the Company's exercise of the above option applicable to this Section 4.2(2) with respect to any Securities of or within a series, the Company and the Guarantor shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto and under the Guarantee in respect thereof, respectively, on the date the conditions set forth in clause (4) of this Section 4.2 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company or the Guarantor shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, and under the Guarantee in respect thereof, which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (5) of this Section 4.2 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto, and under the Guarantee in respect thereof, and this Indenture insofar as such Securities and any Coupons appertaining thereto, and the Guarantee in respect thereof, are concerned (and the Trustee, at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any Coupons appertaining thereto to receive, solely from the trust fund described in clause (4) of this Section 4.2 and as more fully set forth in such clause, payments in respect of the principal of (and premium, if any) and interest (including any Additional Interest), if any, on, and Additional Amounts, if any, with respect to, such Securities and any Coupons appertaining thereto when such payments are due, and any rights of such Holder to convert such Securities into other securities of the Company or exchange such Securities for securities of the Guarantor or another issuer, (ii) the obligations of the Company, the Guarantor and the Trustee with respect to such Securities under Sections 3.5, 3.6,
        10.2 and 10.3 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Sections 10.4 and 17.2 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 4.2(4)(a) below), and with respect to any rights to convert such Securities into other securities of the Company or exchange such Securities for securities of the Guarantor or another issuer, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 4.2. The Company may exercise its option under this Section 4.2(2) notwithstanding the prior exercise of its option under clause (3) of this Section 4.2 with respect to such Securities and any Coupons appertaining thereto.

                (3)     Upon the Company's exercise of the option to have this
        Section 4.2(3) apply with respect to any Securities of or within a series, the Company and the Guarantor shall be released from their obligations under any covenant applicable to such Securities specified pursuant to Section 3.1(20), with respect to such Outstanding Securities and any Coupons appertaining thereto, and the Guarantee in respect thereof, on and after the date the conditions set forth in clause (4) of this Section 4.2 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Company and the Guarantor may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 5.1(4) or 5.1(9) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto and the Guarantee in respect thereof shall be unaffected thereby.

                (4) The following shall be the conditions to application of clause (2) or (3) of this Section 4.2 to any Outstanding Securities of or within a series and any Coupons appertaining thereto and the Guarantee in respect thereof:

                     (a) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.7 who shall agree to comply with the provisions of this Section 4.2 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (1) an amount in Dollars or in such Foreign Currency in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest (including any Additional Interest), if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest (including any Additional Interest), if any, on such Outstanding Securities and any Coupons appertaining thereto at the Stated Maturity of such principal or installment of principal or premium or interest and (z) any mandatory sinking fund payments or analogous payments applicable to such

                             Outstanding Securities and any Coupons
                             appertaining thereto on the days on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

                     (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor is a party or by which either of them is bound.

                     (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                     (d) In the case of an election under clause (2) of this Section 4.2, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company or the Guarantor has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                     (e) In the case of an election under clause (3) of this Section 4.2, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                     (f) The Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that, after the 123rd day after the date of deposit, all money and Government Obligations (or other property as may be provided pursuant to
                             Section 3.1) (including the proceeds thereof) deposited or caused to be deposited with the Trustee (or other qualifying trustee) pursuant to this clause (4) to be held in trust will not be subject to any case or proceeding (whether voluntary or involuntary) in respect of the Company or the Guarantor under any Federal or State bankruptcy, insolvency, reorganization or other similar law, or any decree or order for relief in respect of the Company or the Guarantor issued in connection therewith.

                     (g) The Company and the Guarantor shall have delivered to the Trustee an Officer's Certificate and a Guarantor's Officer's Certificate and the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause (2) or (3) of this
                             Section 4.2 (as the case may be) have been complied with.

                     (h)     Notwithstanding any other provisions of this
                             Section 4.2(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company or the Guarantor in connection therewith pursuant to Section 3.1.

                (5) Unless otherwise specified in or pursuant to this Indenture or any Security, if, after a deposit referred to in Section 4.2(4)(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to
        Section 3.1 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 4.2(4)(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 4.2(4)(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest (including any Additional Interest), if any, on, and Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

        The Company and the Guarantor (without duplication) shall pay and indemnify the Trustee (or other qualifying trustee, collectively for purposes of this Section 4.2(5) and Section 4.3, the "Trustee") against any tax, fee or other charge, imposed on or assessed against the

Government Obligations deposited pursuant to this Section 4.2 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

        Anything in this Section 4.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request, or the Guarantor upon Guarantor Request, as the case may be, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4) of this Section 4.2 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this
Section 4.2.

        Section 4.3    Application of Trust Money.

        Subject to the provisions of the last paragraph of Section 10.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.1 or 4.2 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent or the Guarantor acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest (including any Additional Interest) and Additional Amounts, if any; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

                                   ARTICLE 5.
                                    REMEDIES

        Section 5.1    Events of Default.

        "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officer's Certificate establishing the terms of such Series pursuant to this Indenture:

                (1) default in the payment of any interest on any Security of such series, including any Additional Interest in respect thereof, or any Additional Amounts payable with respect thereto, when such interest becomes or such Additional Amounts become due and payable, and continuance of such default for a period of thirty (30) days (subject to any deferral of any due date in the case of an Extension Period); or

                (2) default in the payment of the principal of or any premium on any Security of such series, or any Additional Amounts payable with respect thereto, when such principal or premium becomes or such Additional Amounts become due and payable at their Maturity; or

                (3) default in the deposit of any sinking fund payment when and as due by the terms of a Security of such series; or

                (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture or the Securities (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of sixty (60) days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least twenty-five percent (25%) in principal amount of the Outstanding Securities of such series or, if that series of Securities is held by a Trenwick Trust, the holders of at least twenty-five percent (25%) in liquidation amount of the Preferred Securities of that Trenwick Trust then outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (5) if any event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company or the Guarantor (including, in each case, an Event of Default under any other series of Securities), whether such Indebtedness now exists or shall hereafter be created or incurred, shall happen and shall consist of default in the payment of more than $50,000,000 in principal amount of such Indebtedness at the maturity thereof (after giving effect to any applicable grace period) or shall result in such Indebtedness in principal amount in excess of $50,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such default shall not be cured or such acceleration shall not be rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least twenty-five percent (25%) in principal amount of the Outstanding Securities of such series or, if that series of Securities is held by a Trenwick Trust, the holders of at least twenty-five percent (25%) in liquidation amount of the Preferred Securities of that Trenwick Trust then outstanding, a written notice specifying such event of default and requiring the Company or the Guarantor to cause such acceleration to be rescinded or annulled or to cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

                (6)     the Company or the Guarantor shall fail within sixty
        (60) days to pay, bond or otherwise discharge any uninsured judgment or court order for the payment of money in excess of $50,000,000, which is not stayed on appeal or is not otherwise being appropriately contested in good faith; or

                (7)     the entry by a court having competent jurisdiction of:

                     (a) a decree or order for relief in respect of the Company or the Guarantor in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization (other than a reorganization under a foreign law that does not relate to insolvency) or other similar law and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                     (b) a decree or order adjudging the Company or the Guarantor to be insolvent, or approving a petition seeking reorganization (other than a reorganization under a foreign law that does not relate to insolvency), arrangement, adjustment or composition of the Company or the Guarantor and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                     (c) a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Company or the Guarantor of any substantial part of the property of the Company or the Guarantor or ordering the winding up or liquidation of the affairs of the Company or the Guarantor; or

                (8) the commencement by the Company or the Guarantor of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization (other than a reorganization under a foreign law that does not relate to insolvency) or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company or the Guarantor to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company or the Guarantor of a petition or answer or consent seeking reorganization, arrangement, adjustment or composition of the Company or relief under any applicable law, or the consent by the Company or the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company or the Guarantor or any substantial part of the property of the Company or the Guarantor or the making by the Company or the Guarantor of an assignment for the benefit of creditors, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or

                (9) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

        Section 5.2    Acceleration of Maturity; Rescission and Annulment.

        If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in clause (7) or (8) of Section 5.1) occurs and is continuing, then the Trustee or the Holders of not less than twenty-five percent (25%) in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable; provided that, in the case of Securities of a series issued to a Trenwick Trust, if, upon an Event of Default, the Trustee or the Holders of not less than twenty-five percent (25%) in principal amount of the Outstanding Securities of such series fail to declare the principal of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be immediately due and payable, the holders of at least twenty-five percent (25%) in liquidation amount of the Preferred Securities of such Trenwick Trust then outstanding shall have such right by a notice in writing to the Company, the Guarantor, the Trustee and the Property Trustee; and upon any such declaration such principal or such lesser amount and all accrued and unpaid interest (including any Additional Interest) thereon shall become immediately due and payable, provided that the payment of principal and interest and all other amounts due with respect to such Securities shall remain subordinated to the extent provided in Article 16.

        If an Event of Default specified in clause (7) or (8) of Section 5.1 occurs, all unpaid principal of and accrued interest (including any Additional Interest) on the Outstanding Securities of that series (or such lesser amount as may be provided for in the Securities of such series) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

        At any time after a declaration of acceleration with respect to the Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series (subject to, in the case of any series of Securities held as assets of a Trenwick Trust, such consent of the holders of the Preferred Securities and the Common Securities of such Trenwick Trust as may be required under the Trust Agreement of such Trenwick Trust), by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

                (1) the Company or the Guarantor has paid or deposited with the Trustee a sum of money sufficient to pay

                     (a) all overdue installments of any interest (including any Additional Interest) on and Additional Amounts with respect to all Securities of such series and any Coupon appertaining thereto,



                     (b) the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities,

                     (c) to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue installments of any interest and

                             Additional Amounts at the rate or rates borne by or provided for in such Securities, and

                     (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.6; and

                (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, any premium and interest on, and any Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 5.13.

        In the case of Securities of a series issued to a Trenwick Trust, should the Holders of such Securities fail to rescind and annul such declaration and its consequences, the holders of a majority in liquidation amount of the Preferred Securities of such Trenwick Trust then outstanding shall have such right by written notice to the Company, the Guarantor, the Trustee and the Property Trustee, subject to satisfaction of the conditions set forth in clauses
(1) and (2) above of this Section 5.2.

        No such rescission shall affect any subsequent default or impair any right consequent thereon.

        Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Company and the Guarantor each covenants, in each case, that if

                (1) default is made in the payment of any installment of interest (including any Additional Interest) on or any Additional Amounts with respect to any Security or any Coupon appertaining thereto when such interest or Additional Amounts shall have become due and payable and such default continues for a period of thirty (30) days, or

                (2) default is made in the payment of the principal of or any premium on any Security or any Additional Amounts with respect thereto at their Maturity,

the Company or the Guarantor, as the case may be, shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount of money then due and payable with respect to such Securities and any Coupons appertaining thereto, with interest (including any Additional Interest) upon the overdue principal, any premium and (to the extent that payment of such interest shall be legally enforceable and, if the Securities are held by a Trenwick Trust, without duplication of any other amounts paid to such Trenwick Trust in respect thereof) upon any overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 6.6.

        If the Company or the Guarantor fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or the Guarantor or any other obligor upon such Securities and any Coupons appertaining thereto and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

        If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

        Section 5.4     Trustee May File Proofs of Claim.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities of any series or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of any overdue principal, premium, interest (including any Additional Interest) or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of any applicable series, of the principal and any premium, interest (including any Additional Interest) and Additional Amounts owing and unpaid in respect of the Securities and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities or any Coupons appertaining thereto allowed in such judicial proceeding, and

                (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.6.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon in any such proceeding.

        Section 5.5 Trustee May Enforce Claims without Possession of Securities or Coupons.

        All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of the Securities or Coupons in respect of which such judgment has been recovered.

        Section 5.6     Application of Money Collected.

        Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, or any premium, interest (including any Additional Interest) or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

        FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.6;

        SECOND: To the payment of the amounts then due and unpaid upon the Securities and any Coupons for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and any premium, interest (including any Additional Interest) and Additional Amounts, respectively;

        THIRD: The balance, if any, to the Person or Persons entitled thereto.

        Section 5.7     Limitations on Suits.

        No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                (2) the Holders of not less than twenty-five percent (25%) in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee such indemnity as is reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

        Section 5.8 Unconditional Right of Holders to Receive Principal and any Premium, Interest and Additional Amounts.

        Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 3.5, 3.7 and 3.11) interest (including any Additional Interest) on, and any Additional Amounts with respect to such Security or payment of such Coupon, as the case may be, on the respective Stated Maturity or Maturities therefor specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to a Trenwick Trust, any holder of Preferred Securities issued by such Trenwick Trust shall have the right, upon the occurrence of an Event of Default described in Section 5.1(1) or 5.1(2) hereof, to institute directly a proceeding against the Company or the Guarantor, as the case may be, for enforcement of payment to such holder of principal of, and any premium and (subject to Sections 3.5, 3.7 and 3.11) interest (including any Additional Interest) on, and Additional Amounts with respect to, such Securities having a principal amount equal to the liquidation amount of such Preferred Securities held by such holder (a "Direct Action"). Notwithstanding any payments made to a holder of Preferred Securities by the Company or the Guarantor in connection with a Direct Action, the Company and the Guarantor shall remain obligated to pay the principal of and premium, if any, or interest on and Additional Amounts, if any, with respect to the related Securities, and the Company or the Guarantor shall be subrogated to the rights of the holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Company or the Guarantor, as the case may be, to such holder in any Direct Action.

        Section 5.9     Restoration of Rights and Remedies.

        If the Trustee or any Holder of a Security or a Coupon has, or the holders of Preferred Securities have, instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, to such Holder or to the holders of such Preferred Securities, then and in every such case the Company, the Guarantor, the Trustee and each such Holder or the holders of such Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder or the holders of such Preferred Securities shall continue as though no such proceeding had been instituted.

        Section 5.10    Rights and Remedies Cumulative.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee, to each and every Holder of a Security or a Coupon or to the holders of Preferred Securities is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 5.11    Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Security or Coupon or of the holders of Preferred Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security or a Coupon or to the holders of Preferred Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, by such Holder or by such holders of Preferred Securities, as the case may be.

        Section 5.12    Control by Holders of Securities.

        The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto, provided that



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                (1)     such direction shall not be in conflict with any rule of
        law or with this Indenture or with the Securities of such series,

                (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action.

        Section 5.13    Waiver of Past Defaults.

        The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto and, in the case of any Securities issued to a Trenwick Trust, the holders of not less than a majority in liquidation amount of the Preferred Securities issued by such Trenwick Trust then outstanding, may waive any past default hereunder with respect to such series and its consequences, except a default

                (1) in the payment of the principal of, any premium or interest (including any Additional Interest) on, or any Additional Amounts with respect to, any Security of such series or any Coupons appertaining thereto, or

                (2)     in respect of a covenant or provision hereof which under
        Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising there from shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Section 5.14    Waiver of Usury, Stay or Extension Laws.

        The Company and the Guarantor each covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor each expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        Section 5.15    Undertaking for Costs.

        All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess



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

reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 5.15 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten percent (10%) in principal amount of Outstanding Securities of any series or, if a series of Securities is held by a Trenwick Trust, the holders of more than ten percent (10%) in liquidation amount of the Preferred Securities of that Trenwick Trust then outstanding, or to any suit instituted by any Holder or any holder of Preferred Securities for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest), if any, on or Additional Amounts, if any, with respect to any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment, on or after the date for repayment) or for the enforcement of the right, if any, to convert or exchange any Security into other securities in accordance with its terms.

                                   ARTICLE 6.
                                   THE TRUSTEE

        Section 6.1     Certain Rights of Trustee.

        Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

                (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (2) any request or direction of the Company or of the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order or by a Guarantor Request or Guarantor Order, as the case may be (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 3.3 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors or of the Guarantor's Board of Directors may be sufficiently evidenced by a Board Resolution or by a Guarantor's Board Resolution, as the case may be;

                (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate or, if such matter pertains to the Guarantor, a Guarantor's Officer's Certificate;

                (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;



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

                (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee such security or indemnity as is reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may, but shall not be obligated to make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company and the Guarantor, personally or by agent or attorney;

                (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                (8) the Trustee shall not be liable for any action taken or error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent, acted in bad faith or engaged in willful misconduct;

                (9) the Authenticating Agent, Paying Agent, and Security Registrar shall have the same protections as the Trustee set forth hereunder; and

                (10) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with an Act of the Holders hereunder, and, to the extent not so provided herein, with respect to any act requiring the Trustee to exercise its own discretion, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture or any Securities, unless it shall be proved that, in connection with any such action taken, suffered or omitted or any such act, the Trustee was negligent, acted in bad faith or engaged in willful misconduct.

        Section 6.2     Notice of Defaults.

        Within ninety (90) days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 7.3(3), notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), or interest (including any Additional Interest), if any, on, or Additional Amounts or any sinking fund or purchase fund installment with respect to, any Security of such



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

series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the best interest of the Holders of Securities and Coupons of such series; and provided, further, that in the case of any default of the character specified in Section 5.1(5) with respect to Securities of such series, no such notice to Holders shall be given until at least thirty (30) days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

        Section 6.3     Not Responsible for Recitals or Issuance of Securities.

        The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Company or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

        Section 6.4     May Hold Securities.

        The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee or the Guarantor or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.

        Section 6.5     Money Held in Trust.

        Except as provided in Section 4.3 and Section 10.3, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed to in writing with the Company or the Guarantor.

        Section 6.6     Compensation and Reimbursement.

        The Company and the Guarantor (without duplication) each agree:

                (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);



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

                (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or arising out of or in connection with the acceptance or administration of the trust or trusts hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

                (3) to indemnify the Trustee and its agents, officers, directors and employees for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

        As security for the performance of the obligations of the Company and the Guarantor under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest (including any Additional Interest) on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto.

        To the extent permitted by law, any compensation or expense incurred by the Trustee after a default specified in or pursuant to Section 5.1 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes of this Section 6.6 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 6.6.

        The provisions of this Section 6.6 shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee and shall apply with equal force and effect to the Trustee in its capacity as Authenticating Agent, Paying Agent or Security Registrar.

        Section 6.7     Corporate Trustee Required; Eligibility.

        There shall at all times be a Trustee hereunder that is a Corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, that is eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $50,000,000, and that is subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.



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        Section 6.8     Resignation and Removal; Appointment of Successor.

                (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 6.9.

                (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 6.9 shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

                (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee, the Company and the Guarantor.

                (4)     If at any time:

                     (a) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company, the Guarantor or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

                     (b)     the Trustee shall cease to be eligible under
                             Section 6.7 and shall fail to resign after written request therefor by the Company, the Guarantor or any such Holder, or

                     (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, or the Guarantor, by or pursuant to a Guarantor's Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.



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                (5)     If the Trustee shall resign, be removed or become
        incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, and the Guarantor, by or pursuant to a Guarantor's Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.9. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
        Section 6.9, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company and the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and the Guarantor or the Holders of Securities and accepted appointment in the manner required by Section 6.9, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                (7) In no event shall any retiring Trustee be liable for the acts or omissions of any successor Trustee hereunder.

        Section 6.9     Acceptance of Appointment by Successor.

                (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and



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        deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to
        Section 10.3, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.6.

                (2) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor Trustee relates and subject to
        Section 10.3 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in Section 6.6.

                (3) Upon request of any Person appointed hereunder as a successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.



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                (4)     No Person shall accept its appointment hereunder as a
        successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.

        Section 6.10    Merger, Conversion, Consolidation or Succession to
                        Business.

        Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

        Section 6.11    Appointment of Authenticating Agent.

        The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or partial repayment or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

        Each Authenticating Agent must be acceptable to the Company and the Guarantor and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

        Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.



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        An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

        The Company and the Guarantor (without duplication) each agree to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of
Section 6.6.

        The provisions of Sections 3.8, 6.3 and 6.4 shall be applicable to each Authenticating Agent.

        If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

        This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                       BANK ONE TRUST COMPANY, N.A., as Trustee

                                       By
                                         --------------------------------------
                                          as Authenticating Agent

                                       By
                                         --------------------------------------
                                          Authorized Officer



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

        If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officer's Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                   ARTICLE 7.
           HOLDERS LISTS AND REPORTS BY TRUSTEE, GUARANTOR AND COMPANY

        Section 7.1 Company and Guarantor to Furnish Trustee Names and Addresses of Holders.

        In accordance with Section 312(a) of the Trust Indenture Act, the Company and the Guarantor shall furnish or cause to be furnished to the Trustee

                (1) semi-annually with respect to Securities of each series not later than May 1 and November 1 of the year or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

                (2) at such other times as the Trustee may request in writing, within thirty (30) days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

        Section 7.2     Preservation of Information; Communications to Holders.

        The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

        Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor, the Trustee, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with
Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

        Section 7.3     Reports by Trustee.

                (1) Within sixty (60) days after May 15 of each year commencing with the first May 15 following the first issuance of Securities pursuant to Section 3.1, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with



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

        respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

                (2)     The Trustee shall transmit the reports required by
        Section 313(a) of the Trust Indenture Act at the times specified therein.

                (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

        Section 7.4     Reports by Company and Guarantor.

        The Company and the Guarantor, pursuant to Section 314(a) of the Trust Indenture Act, shall each:

                (1) file with the Trustee, within fifteen (15) days after the Company or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor, as the case may be, may be required to file with the Commission pursuant to
        Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company or the Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or the Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                (3) transmit within thirty (30) days after the filing thereof with the Trustee, in the manner and to the extent provided in
        Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company or the Guarantor, as the case may be, pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.



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

                                   ARTICLE 8.
                 CONSOLIDATION, AMALGAMATIONS, MERGER AND SALES

        Section 8.1     Company May Consolidate, Etc., Only on Certain Terms.

        The Company shall not consolidate or amalgamate with or merge into any other Person (whether or not affiliated with the Company), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Company), and the Company shall not permit any other Person (whether or not affiliated with the Company) to consolidate or amalgamate with or merge into the Company or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company; unless:

                (1) in case the Company shall consolidate or amalgamate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company as an entirety or substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and the Guarantor and delivered to the Trustee the due and punctual payment of the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to all the Securities and the performance of every obligation in this Indenture and the Outstanding Securities on the part of the Company to be performed or observed and shall provide for conversion or exchange rights in accordance with the provisions of the Securities of any series that are convertible or exchangeable into Common Shares or other securities;

                (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

                (3) in the case of the Securities of a series issued to a Trenwick Trust, such transaction is permitted under the related Trust Agreement and does not give rise to any breach or violation of such Trust Agreement; and

                (4) either the Company or the successor Person shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

        Section 8.2     Successor Person Substituted for Company.

        Upon any consolidation or amalgamation by the Company with or merger of the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 8.1, the successor Person formed by such consolidation or amalgamation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under this Indenture, the Securities and the Coupons.

        Section 8.3     Guarantor May Consolidate, Etc., Only on Certain Terms.

        The Guarantor shall not consolidate or amalgamate with or merge into any other Person (whether or not affiliated with the Guarantor), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Guarantor), and the Guarantor shall not permit any other Person (whether or not affiliated with the Guarantor) to consolidate or amalgamate with or merge into the Guarantor or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Guarantor; unless:

                (1) in case the Guarantor shall consolidate or amalgamate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or amalgamation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor as an entirety or substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, Bermuda, or any other country which is on the date of this Indenture a member of the Organization for Economic Cooperation and Development, and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and the Company and delivered to the Trustee the due and punctual payment of the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to all the Securities and the performance of every obligation in this Indenture and the Outstanding Securities on the part of the Guarantor to be performed or observed and shall provide for conversion or exchange rights in accordance with the provisions of the Securities of any series that are convertible or exchangeable into Common Shares or other securities;

                (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Guarantor or such Subsidiary at the time of such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

                (3) in the case of Securities of a series issued to a Trenwick Trust, such transaction is permitted under the related Guarantee Agreement and does not give rise to any breach or violation of such Guarantee Agreement; and

                (4) either the Guarantor or the successor Person shall have delivered to the Trustee a Guarantor's Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

        Section 8.4     Successor Person Substituted for Guarantor.

        Upon any consolidation or amalgamation by the Guarantor with or merger of the Guarantor into any other Person or any conveyance, transfer or lease of the properties and assets of the Guarantor substantially as an entirety to any Person in accordance with Section 8.3, the successor Person formed by such consolidation or amalgamation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under this Indenture, the Securities and the Coupons.

                                   ARTICLE 9.
                             SUPPLEMENTAL INDENTURES

        Section 9.1     Supplemental Indentures without Consent of Holders.

        Without the consent of any Holders of Securities or Coupons, the Company (when authorized by or pursuant to a Board Resolution), the Guarantor (when authorized by or pursuant to a Guarantor's Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

                (1) to evidence the succession of another Person to the Company or the Guarantor, and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, contained herein and in the Securities; or

                (2) to add to the covenants of the Company or the Guarantor, as the case may be, for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company or the Guarantor, as the case may be; or

                (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Outstanding Securities of any series or any Coupons appertaining thereto in any material respect; or

                (4) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 2.1 and 3.1; or

                (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9; or

                (6) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any Coupons appertaining thereto or, in the case of Securities of a series issued to a Trenwick Trust and for so long as any of the Preferred Securities issued by such Trenwick Trust shall remain outstanding, the holders of such Preferred Securities, in any material respect; or

                (7) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

                (8) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

                (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article 4, provided that any such action shall not adversely affect the interests of any Holder of an Outstanding Security of such series and any Coupons appertaining thereto or any other Outstanding Security or Coupon or, in the case of Securities of a series issued to a Trenwick Trust and for so long as any of the Preferred Securities issued by such Trenwick Trust shall remain outstanding, the holders of such Preferred Securities, in any material respect; or

                (10)    to secure the Securities; or

                (11) to make provisions with respect to conversion or exchange rights of Holders of Securities of any series; or

                (12) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding.

        Section 9.2     Supplemental Indentures with Consent of Holders.

        With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture (and, in the case of any series of Securities held as assets of a Trenwick Trust, such consent of holders of the Preferred Securities and the Common Securities of such Trenwick Trust as may be required under the Trust Agreement of such Trenwick Trust), by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company (when authorized by or pursuant to a Company's Board Resolution), the Guarantor (when authorized by or pursuant to a Guarantor's Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture or of the Securities of such series; provided, however, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall

                (1) change the Stated Maturity of the principal of, or any premium or installment of interest (including any Additional Interest) on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest (including any Additional Interest) thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Company and the Guarantor to pay Additional Amounts pursuant to the terms hereof (except as contemplated by Section 8.1(1) and permitted by Section 9.1(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or the amount thereof provable in bankruptcy pursuant to Section 5.4, change the redemption provisions or adversely affect the right of repayment at the option of any Holder as contemplated by Article 13, or change the Place of Payment, Currency in which the principal of, any premium or interest (including any Additional Interest) on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), or

                (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 15.4 for quorum or voting, or

                (3) modify any of the provisions of this Indenture relating to the subordination of the Securities or the Guarantee in respect thereof in a manner adverse to Holders of Securities, or

                (4) modify or effect in any manner adverse to the Holders the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payments of principal of, or any premium or interest (including any Additional Interest) on, or any sinking fund requirements or Additional Amounts with respect to, the Securities, or

                (5)     modify any of the provisions of this Section, Section
        5.13 or Section 10.6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                (6) make any change that adversely affects the right to convert or exchange any Security into or for securities of the Company or the Guarantor or other securities (whether or not issued by the Company or the Guarantor), cash or property in accordance with its terms, provided that, in the case of the Securities of a series issued to a Trenwick Trust, so long as any of the Preferred Securities of such Trenwick Trust remain outstanding, no such amendment shall be made that adversely affects the holders of such Preferred Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the liquidation amount of such Preferred Securities then outstanding unless and until the principal of, any premium or, subject to
Section 3.7, interest (including any Additional Interest) on, and any Additional Amounts with respect to, the Securities of such series have been paid in full; and provided further that in the case of the Securities of a series issued to a Trenwick Trust, so long as any of the Preferred Securities of such Trenwick Trust remain outstanding, no amendment shall be made to Section 5.8 of this Indenture without the prior consent of the holder of each Preferred Security then outstanding unless and until the principal of, any premium or, subject to
Section 3.7, interest (including any Additional Interest) on, and any Additional Amounts with respect to, the Securities of such series have been paid in full.

        A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

        It shall not be necessary for any Act of Holders of Securities or holders of Preferred Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Section 9.3     Execution of Supplemental Indentures.

        As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the



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execution of such supplemental indenture is authorized or permitted by this
Indenture and an Officer's Certificate and Guarantor's Officer's Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Section 9.4    Effect of Supplemental Indentures.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

        Section 9.5    Reference in Securities to Supplemental Indentures.

        Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

        Section 9.6    Conformity with Trust Indenture Act.

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

        Section 9.7    Effect on Senior Indebtedness.

        No supplemental indenture shall directly or indirectly modify or eliminate the provisions of Article 16 or Article 18, as the case may be, in any manner which might terminate or impair the subordination of the Securities of any series to Company Senior Indebtedness with respect to such series or the subordination of the Guarantee in respect thereof to Guarantor Senior Indebtedness with respect to such series, respectively, without the prior written consent of the holders of such Company Senior Indebtedness or Guarantor Senior Indebtedness, respectively.

        Section 9.8    Notice of Supplemental Indenture.

        Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to Section 9.2, the Company shall transmit to the Holders of Outstanding Securities of any series affected thereby a notice setting forth the substance of such supplemental indenture.



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                                   ARTICLE 10.
                                    COVENANTS

        Section 10.1 Payment of Principal, any Premium, Interest and Additional Amounts.

        The Company covenants and agrees for the benefit of the Holders of the Securities of each series that it will duly and punctually pay the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to the Securities of such series in accordance with the terms thereof, any Coupons appertaining thereto and this Indenture. Any interest due on any Bearer Security on or before the Maturity thereof, and any Additional Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.

        Section 10.2    Maintenance of Office or Agency.

        The Company and the Guarantor shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series that are convertible or exchangeable may be surrendered for conversion or exchange, and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of such series relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company and the Guarantor shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment; provided, however, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company and the Guarantor shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company or the Guarantor shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Company and the Guarantor hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

        Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided,



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

however, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Company and the Guarantor in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company and the Guarantor in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

        The Company and the Guarantor may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Company and the Guarantor shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company and the Guarantor hereby designate as the Place of Payment for each series of Securities the Borough of Manhattan, The City of New York, and initially appoint the Corporate Trust Office of the Trustee as the Office or Agency of the Company in the Borough of Manhattan, The City of New York for such purpose. The Company and the Guarantor may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York for the Securities of any series.

        Unless otherwise specified with respect to any Securities pursuant to
Section 3.1, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

        Section 10.3    Money for Securities Payments to Be Held in Trust.

        If the Company shall at any time act as its own Paying Agent, or if the Guarantor shall act as Paying Agent, with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest (including any Additional Interest) on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay the principal or any premium, interest (including any Additional Interest) or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the currency or currencies, currency unit



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

or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal or any premium, interest (including any Additional Interest) or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                (1) hold all sums held by it for the payment of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

                (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to the Securities of such series; and

                (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

        The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

        Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to any Security of any series or any Coupon appertaining thereto and remaining unclaimed for two years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Company on Company Request (or if deposited by the Guarantor, paid to the Guarantor on Guarantor Request), or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company and the Guarantor cause to be published once, in an Authorized



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Newspaper in each Place of Payment for such series or to be mailed to Holders of
Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

        Section 10.4    Additional Amounts.

        If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

        Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least ten (10) days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least ten (10) days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this
Section 10.4.



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        Section 10.5    Corporate Existence.

        Subject to Article 8, the Company and the Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existences and that of each of their respective Subsidiaries and their respective rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company or the Guarantor or any of their respective Subsidiaries to preserve any such right or franchise if the Company, the Guarantor or any such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business or the business of such Subsidiary and that the loss thereof is not disadvantageous in any material respect to any Holder.

        Section 10.6    Waiver of Certain Covenants.

        The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in
Section 10.5 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

        Section 10.7 Company Statement as to Compliance; Notice of Certain Defaults.

                (1) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officer's Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that

                        (a) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and

                        (b) to the best of his or her knowledge, based on such review, (a) the Company has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

                (2) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default or any event which after notice



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

        or lapse of time or both would become an Event of Default pursuant to clause (4) of Section 5.1.

                (3) The Trustee shall have no duty to monitor the Company's compliance with the covenants contained in this Article 10 other than as specifically set forth in this Section 10.7.

        Section 10.8 Guarantor Statement as to Compliance; Notice of Certain Defaults.

                (1) The Guarantor shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by a Guarantor's Officer's Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Guarantor, stating that

                        (a) a review of the activities of the Guarantor during such year and of performance under this Indenture has been made under his or her supervision, and

                        (b) to the best of his or her knowledge, based on such review, (a) the Guarantor has complied with conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which constitutes, or which after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

                (2) The Guarantor shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (4) of Section 5.1.

                (3) The Trustee shall have no duty to monitor the Guarantor's compliance with the covenants contained in this Article 10 other than as specifically set forth in this Section 10.8.

        Section 10.9    Additional Sums.

        In the case of Securities of a series issued to a Trenwick Trust, except as otherwise specified as contemplated by Section 3.1, in the event that
(i) such Trenwick Trust is the Holder of all of the Outstanding Securities of such series, (ii) a Tax Event in respect of such Trenwick Trust shall have occurred and be continuing and (iii) the Company shall not have (i) redeemed the Securities of such series pursuant to Section 11.8 or (ii) terminated such Trenwick Trust pursuant to Section 9.2(b) of the related Trust Agreement, the Company shall pay to such Trenwick Trust (and its permitted successors or assigns under the related Trust Agreement), for so long as such Trenwick Trust (or its permitted successor or assignee) is the registered holder of



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any Securities of such series, such additional amounts as may be necessary in order that the amount of Distributions then due and payable by such Trenwick Trust on the related Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Sums provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Sums (if applicable) in any provision hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made, provided, however, that the extension of an interest payment period pursuant to Section 3.11 or the terms of the applicable Securities shall not extend the payment of any Additional Sums that may be due and payable during such interest payment period.

        Section 10.10   Prohibitions.

        Except as otherwise specified as contemplated by Section 3.1, the Company and the Guarantor each covenant and agree with each Holder of Securities of a series issued to a Trenwick Trust that it will not, and will not permit any of its Subsidiaries to, (a) redeem or make a liquidation payment with respect to, any of the outstanding share capital of the Company or the Guarantor, as the case may be, or (b) make any payment of principal of, interest or premium, if any, on or repay, repurchase or redeem any debt security of the Company or the Guarantor, as the case may be, that ranks junior in interest to the Securities of such series or the Guarantee in respect thereof, as the case may be, or make any guarantee payments with respect to any guarantee by the Company or the Guarantor, as the case may be, of the debt securities of any Subsidiary of the Company or the Guarantor, as the case may be, if such guarantee ranks junior in interest to the Securities of such series or the Guarantee in respect thereof, as the case may be (other than (i) dividends or distributions on the Share Capital of the Company paid or made to the Guarantor and dividends or distributions in Common Shares of the Company or the Guarantor, as the case may be, (ii) redemptions or purchases of any rights outstanding under a shareholder rights plan of the Company or the Guarantor, as the case may be, or the declaration of a dividend of such rights or the issuance of shares under such plans in the future, (iii) payments under any Preferred Securities Guarantee, and (iv) purchases of Common Shares related to the issuance of Common Shares under any benefit plans of the Company or the Guarantor, as the case may be, for its respective directors, officers or employees) if at such time (1) there shall have occurred any event of which the Company or the Guarantor, as the case may be, has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event o Default hereunder and (B) in respect of which the Company or the Guarantor, as the case may be, shall not have taken reasonable steps to cure, (2) the Guarantor shall be in default with respect to its payment of any obligations under the related Preferred Securities Guarantee or (3) the Company shall have given notice of its election to begin an Extension Period as provided herein with respect to the Securities of such series and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.



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        Section 10.11   Payment of Expenses of each Trenwick Trust.

        The Guarantor covenants for the benefit of the Holders of each series of Securities to pay or cause to be paid all of the obligations, costs and expenses of each Trenwick Trust (other than payments in respect of Trust Securities) in accordance with the provisions of its Trust Agreement and to pay the taxes of such Trenwick Trust in accordance with the provisions of its Trust Agreement in order to permit such Trenwick Trust to make distributions on and redemptions of its Preferred Securities in accordance with such Trust Agreement.

        Section 10.12   Ownership of Common Securities.

        The Company covenants, as to each series of Securities issued to a Trenwick Trust in connection with the issuance of Preferred Securities and Common Securities by that Trenwick Trust, (a) to maintain directly or indirectly one hundred percent (100%) ownership of the Common Securities of such Trenwick Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (b) not to voluntarily dissolve, wind-up or liquidate such Trenwick Trust, except in connection with (i) a distribution of the Securities of such series to the holders of Preferred Securities and Common Securities in liquidation of such Trenwick Trust, (ii) the redemption of all of the Preferred Securities and Common Securities of such Trenwick Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Trust Agreement of such Trenwick Trust and (c) to use its reasonable efforts, consistent with the terms and provisions of the related Trust Agreement, to cause such Trenwick Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

                                  ARTICLE 11.
                            REDEMPTION OF SECURITIES

        Section 11.1    Applicability of Article.

        Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.

        Section 11.2    Election to Redeem; Notice to Trustee.

        The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of (a) less than all of the Securities of any series or (b) all of the Securities of any series, with the same issue date, interest rate or formula, Stated Maturity and other terms, the Company shall, at least sixty (60) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. If the Securities of a series are held by a Trenwick Trust, the Company shall also deliver a copy of such notice to the Property Trustee of such Trenwick Trust.



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        Section 11.3    Selection by Trustee of Securities to be Redeemed.

        If less than all of the Securities of any series with the same issue date, interest rate or formula, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

        The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

        Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is converted into other securities of the Company or exchanged for securities of the Guarantor or another issuer in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

        Section 11.4    Notice of Redemption.

        Notice of redemption shall be given in the manner provided in Section 1.6, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

        Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

        All notices of redemption shall state:

                (1)     the Redemption Date,

                (2)     the Redemption Price,



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                (3)     if less than all Outstanding Securities of any series
        are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

                (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

                (6) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

                (7) that the redemption is for a sinking fund, if such is the case,

                (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Guarantor, the Trustee and any Paying Agent is furnished,

                (9) if Bearer Securities of any series are to be redeemed and no Registered Securities of such series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 3.5 or otherwise, the last date, as determined by the Company, on which such exchanges may be made,

                (10) in the case of Securities of any series that are convertible into Common Shares of the Company or exchangeable for other securities, the conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange, and

                (11) the CUSIP number or the Euroclear or the Cedel reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities).

        A notice of redemption published as contemplated by Section 1.6 need not identify particular Registered Securities to be redeemed.



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

        Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

        Section 11.5    Deposit of Redemption Price.

        On or prior to any Redemption Date, the Company or the Guarantor shall deposit, with respect to the Securities of any series called for redemption pursuant to Section 11.4, with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent or the Guarantor is acting as Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in the applicable Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to Section 3.1 or in the Securities of such series) any accrued interest (including any Additional Interest) on and Additional Amounts with respect thereto, all such Securities or portions thereof which are to be redeemed on that date.

        Section 11.6    Securities Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company and the Guarantor shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; provided, however, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in Section 10.2), and provided, further, that, except as otherwise specified in or pursuant to this Indenture or the Registered Securities of such series, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of Section 3.7.

        If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest or Additional Amounts



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represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 10.2.

        If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

        Section 11.7    Securities Redeemed in Part.

        Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

        Section 11.8    Right of Redemption of Securities Issued to a Trenwick
                        Trust.

        In the case of the Securities of a series issued to a Trenwick Trust, except as otherwise specified as contemplated by Section 3.1, if a Special Event in respect of such Trenwick Trust shall occur and be continuing, the Company may, at its option, redeem the Securities of such series within ninety (90) days of the occurrence of such Special Event, in whole but not in part, subject to the provisions of this Section 11.8 and the other provisions of this Article 11. Unless otherwise specified in or pursuant to this Indenture or the Securities of such series, the redemption price for any Security so redeemed pursuant to this
Section 11.8 shall be equal to one hundred percent (100%) of the principal amount of such Securities then Outstanding plus accrued and unpaid interest, including any Additional Interest, to the date fixed for redemption.

                                  ARTICLE 12.
                                 SINKING FUNDS

        Section 12.1    Applicability of Article.

        The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.



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        The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

        Section 12.2    Satisfaction of Sinking Fund Payments with Securities.

        The Company or the Guarantor may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If, as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 12.2, the principal amount of Securities of such series to be redeemed in order to satisfy the remaining sinking fund payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request or Guarantor Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company or the Guarantor from time to time pay over and deliver to the Company or the Guarantor, as the case may be, any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company or the Guarantor to the Trustee of Securities of that series purchased by the Company or the Guarantor having an unpaid principal amount equal to the cash payment requested to be released to the Company or the Guarantor.

        Section 12.3    Redemption of Securities for Sinking Fund.

        Not less than seventy-five (75) days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 12.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officer's Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than sixty



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(60) days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
11.6 and 11.7.

                                  ARTICLE 13.
                       REPAYMENT AT THE OPTION OF HOLDERS

        Section 13.1    Applicability of Article.

        Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 3.9, shall not operate as a payment, redemption or satisfaction of the Indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 13.1, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                  ARTICLE 14.
                        SECURITIES IN FOREIGN CURRENCIES

        Section 14.1    Applicability of Article.

        Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company or the Guarantor may specify in a written notice to the Trustee.



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                                  ARTICLE 15.
                        MEETINGS OF HOLDERS OF SECURITIES

        Section 15.1    Purposes for Which Meetings May Be Called.

        A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

        Section 15.2    Call, Notice and Place of Meetings.

                (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 15.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if Securities of such series have been issued in whole or in part as Bearer Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than twenty-one (21) nor more than one hundred eighty (180) days prior to the date fixed for the meeting.

                (2) In case at any time the Company (by or pursuant to a Board Resolution), the Guarantor (by or pursuant to a Guarantor's Board Resolution) or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 15.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within twenty-one (21) days after receipt of such request (whichever shall be required pursuant to Section 1.6) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company, the Guarantor or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.



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        Section 15.3    Persons Entitled to Vote at Meetings.

        To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the Guarantor and its counsel and any representatives of the Company and its counsel.

        Section 15.4    Quorum; Action.

        The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for any meeting of Holders of Securities of such series. In the absence of a quorum within thirty
(30) minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any reconvened meeting, such reconvened meeting may be further adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such reconvened meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.2(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

        Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

        Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.



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        Section 15.5    Determination of Voting Rights; Conduct and Adjournment
                        of Meetings.

                (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

                (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 15.2(2), in which case the Company, the Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                (3) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 15.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

        Section 15.6    Counting Votes and Recording Action of Meetings.

        The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the



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meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.2 and, if applicable, Section 15.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and the Guarantor, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE 16.
                           SUBORDINATION OF SECURITIES

        Section 16.1    Agreement to Subordinate.

        The Company covenants and agrees, and each Holder of Securities issued hereunder and under any indenture supplemental hereto or pursuant to a Board Resolution, Officer's Certificate and Guarantor's Officer's Certificate ("Additional Provisions") by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 16; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

        The payment by the Company of the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to all Securities of each series issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinate in right of payment to the prior payment in full of all Company Senior Indebtedness with respect to such series, whether outstanding at the date of this Indenture or thereafter incurred.

        No provision of this Article 16 shall prevent the occurrence of any default or Event of Default hereunder.

        Section 16.2    Default on Company Senior Indebtedness.

        In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other amount due on any Company Senior Indebtedness with respect to the Securities of any series, or in the event that the maturity of any Company Senior Indebtedness with respect to the Securities of any series has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption and sinking fund payments) of, any premium or interest (including any Additional Interest) on, or any Additional Amounts with respect to, the Securities of such series.

        In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 16.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the



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holders of such Company Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Company Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of such Company Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on such Company Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Company Senior Indebtedness.

        Section 16.3    Liquidation; Dissolution; Bankruptcy.

        Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Company Senior Indebtedness with respect to the Securities of any series shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal of, premium or interest (including any Additional Interest) on, or Additional Amounts with respect to, the Securities of such series; and upon any such dissolution, winding-up, liquidation or reorganization, or in any such bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled to receive from the Company, except for the provisions of this
Article 16, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of such Company Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of such Company Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Company Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Company Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Company Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities of such series or to the Trustee.

        In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee before all such Company Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Company Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Company Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all such Company Senior Indebtedness remaining unpaid to the extent necessary to pay such Company Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent



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payment or distribution to or for the benefit of the holders of such Company
Senior Indebtedness.

        For purposes of this Article 16, the words "cash, property or securities" shall not be deemed to include shares of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 16 with respect to the Securities of the relevant series to the payment of all Company Senior Indebtedness with respect to the Securities of such series that may at the time be outstanding, provided that (i) such Company Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Company Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Sections 8.1 and 8.2 of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 16.3 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Sections 8.1 and 8.2 of this Indenture. Nothing in Section 16.2 or in this
Section 16.3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6 of this Indenture.

        Section 16.4    Subrogation.

        Subject to the payment in full of all Company Senior Indebtedness with respect to the Securities of any series, the rights of the Holders of the Securities of such series shall be subrogated to the rights of the holders of such Company Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Company Senior Indebtedness until the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts with respect to, the Securities of such series shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Company Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article 16, and no payment over pursuant to the provisions of this Article 16 to or for the benefit of the holders of such Company Senior Indebtedness by Holders of the Securities of such series or the Trustee, shall, as between the Company, its creditors other than holders of such Company Senior Indebtedness, and the Holders of the Securities of such series, be deemed to be a payment by the Company to or on account of such Company Senior Indebtedness. It is understood that the provisions of this Article 16 are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities of each series, on the one hand, and the holders of the Company Senior Indebtedness with respect to the Securities of such series on the other hand.

        Nothing contained in this Article 16 or elsewhere in this Indenture, any Additional Provisions or in the Securities of any series is intended to or shall impair, as between the Company, its creditors other than the holders of Company Senior Indebtedness with respect to the Securities of such series, and the Holders of the Securities of such



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series, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities of such series the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts with respect to, the Securities of such series as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities of such series and creditors of the Company, other than the holders of such Company Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security of such series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 16 of the holders of such Company Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

        Upon any payment or distribution of assets of the Company referred to in this Article 16, the Trustee, subject to the provisions of Article 6 of this Indenture, and the Holders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities of any series, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Company Senior Indebtedness with respect to the Securities of such series and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 16.

        Section 16.5    Trustee to Effectuate Subordination.

        Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 16 and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

        Section 16.6    Notice by the Company.

        The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article 16. Notwithstanding the provisions of this Article 16 or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article 16, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Company Senior Indebtedness with respect to the Securities of such series or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article 6 of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 16.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, any premium or interest (including any Additional



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Interest) on, or any Additional Amounts with respect to, any Security of such series), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

        The Trustee, subject to the provisions of Article 6 of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Company Senior Indebtedness with respect to the Securities of any series (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Company Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Company Senior Indebtedness to participate in any payment or distribution pursuant to this Article 16, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Company Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 16, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

        Upon any payment or distribution of assets of the Company referred to in this Article 16, the Trustee and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities of any series, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Company Senior Indebtedness with respect to the Securities of such series and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 16.

        Section 16.7 Rights of the Trustee; Holders of Company Senior Indebtedness.

        The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 16 in respect of any Company Senior Indebtedness with respect to the Securities of any series at any time held by it, to the same extent as any other holder of such Company Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

        With respect to the holders of Company Senior Indebtedness with respect to the Securities of any series, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this
Article 16, and no implied covenants or obligations with respect to the holders of such Company Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Company Senior Indebtedness and, subject to the provisions of Article 6 of this Indenture, the Trustee shall not be liable to any



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holder of such Company Senior Indebtedness if it shall pay over or deliver to
Holders of the Securities of such series, the Company or any other Person money or assets to which any holder of such Company Senior Indebtedness shall be entitled by virtue of this Article 16 or otherwise.

        Nothing in this Article 16 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

        Section 16.8    Subordination May Not Be Impaired.

        No right of any present or future holder of any Company Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Company Senior Indebtedness with respect to the Securities of any series may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of Securities of such series, without incurring responsibility to such Holders and without impairing or releasing the subordination provided in this Article 16 or the obligations hereunder of the Holders of the Securities of such series to the holders of such Company Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Company Senior Indebtedness, or otherwise amend or supplement in any manner such Company Senior Indebtedness or any instrument evidencing the same or any agreement under which such Company Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Company Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Company Senior Indebtedness; and
(iv) exercise or refrain from exercising any rights against the Company and any other Person.

                                  ARTICLE 17.
                             GUARANTEE AND INDEMNITY

        Section 17.1    The Guarantee.

        The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of, any premium and interest (including any Additional Interest) on, any Additional Amounts, and, if applicable, any Additional Sums with respect to such Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to pay any such principal, premium, interest (including any Additional Interest), Additional Amounts, Additional Sums or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when



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and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company.

        Section 17.2    Net Payments.

        All payments of principal of and premium, if any, interest (including any Additional Interest) and any other amounts on, or in respect of, the Securities of any series or any Coupon appertaining thereto shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Bermuda or any political subdivision or taxing authority thereof or therein (a "taxing jurisdiction") unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by (i) the laws (or any regulations or ruling promulgated thereunder) of a taxing jurisdiction or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in a taxing jurisdiction). If a withholding or deduction at source is required, the Guarantor shall, subject to certain limitations and exceptions set forth below, pay to the Holder of any such Security or any Coupon appertaining thereto such Additional Amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Security, any Coupons appertaining thereto and this Indenture to be then due and payable; provided, however, that the Guarantor shall not be required to make payment of such Additional Amounts for or on account of:

                (1) any tax, fee, duty, assessment or governmental charge of whatever nature which would not have been imposed but for the fact that such Holder: (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the relevant taxing jurisdiction or otherwise had some connection with the relevant taxing jurisdiction other than by reason of the mere ownership of, or receipt of payment under, such Security; (B) presented such Security for payment in the relevant taxing jurisdiction, unless such Security could not have been presented for payment elsewhere; or (C) presented such Security more than thirty (30) days after the date on which the payment in respect of such Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Security for payment on any day within such period of thirty (30) days;

                (2) any estate, inheritance, gift, sale, transfer, personal property or similar tax;

                (3) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security to comply with any reasonable request by the Guarantor addressed to the Holder within 90 days of such request
        (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by statute, treaty, regulation or administrative practice



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        of the relevant taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

                (4)     any combination of items (1), (2) and (3);

        nor shall Additional Amounts be paid with respect to any payment of the principal of, or premium, if any, interest or any other amounts on, any such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent such payment would be required by the laws of the relevant taxing jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of the Security.

        Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

        Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, at least ten (10) days prior to the first Interest Payment Date with respect to a series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least ten (10) days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Guarantor's Officer's Certificate, the Guarantor shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, a Guarantor's Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, interest or any other amounts on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 17.2. If any such withholding shall be required, then such Guarantor's Officer's Certificate shall specify by taxing jurisdiction the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Guarantor agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section
17.2. The Guarantor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Guarantor's Officer's Certificate furnished pursuant to this Section 17.2.



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        Section 17.3    Guarantee Unconditional, etc.

        The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security or this Indenture, any failure to enforce the provisions of any Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts, and, if applicable, any Additional Sums and sinking fund payments required with respect to, the Securities and the complete performance of all other obligations contained in the Securities. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Section 5.2 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or prohibition extant under any bankruptcy, insolvency, reorganization or other similar law of any jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

        Section 17.4    Reinstatement.

        This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Security, in whole or in part, is rescinded or must otherwise be restored to the Company or the Guarantor upon the bankruptcy, liquidation or reorganization of the Company or otherwise.

        Section 17.5    Subrogation.

        The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts and, if applicable, any Additional Sums and sinking fund payments required with respect to, all Securities shall have been paid in full.

        Section 17.6    Indemnity.

        As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Company under this Indenture, the Securities or the Coupons but which is for any reason (whether or not now known or becoming known to the Company, the Guarantor, the Trustee or any Holder of any Security or Coupon) not



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recoverable from the Guarantor on the basis of a guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand. This indemnity constitutes a separate and independent obligation from the other obligations in this Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of any Security or Coupon.

                                  ARTICLE 18.
                           SUBORDINATION OF GUARANTEE

        Section 18.1    Agreement to Subordinate Guarantee.

        The Guarantor covenants and agrees, and each Holder of Securities issued hereunder and under any Additional Provisions, by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 18; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

        The payment by the Guarantor pursuant to the Guarantee of the principal of, any premium and interest (including any Additional Interest) on, any Additional Amounts and, if applicable, any Additional Sums with respect to all Securities of each series issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinate in right of payment to the prior payment in full of all Guarantor Senior Indebtedness with respect to such series, whether outstanding at the date of this Indenture or thereafter incurred.

        No provision of this Article 18 shall prevent the occurrence of any default or Event of Default hereunder.

        Section 18.2    Default on Guarantor Senior Indebtedness.

        In the event and during the continuation of any default by the Guarantor in the payment of principal, premium, interest (including any Additional Interest) or any other amount due on any Guarantor Senior Indebtedness with respect to the Securities of any series, or in the event that the maturity of any Guarantor Senior Indebtedness with respect to the Securities of any series has been accelerated because of a default, then, in either case, no payment shall be made by the Guarantor pursuant to the Guarantee with respect to the principal (including redemption and sinking fund payments) of, any premium or interest (including any Additional Interest) on, or any Additional Amounts or, if applicable, Additional Sums with respect to, the Securities of such series.

        In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 18.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Guarantor Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of such Guarantor Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within ninety (90) days of such payment



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of the amounts then due and owing on such Guarantor Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Guarantor Senior Indebtedness.

        Section 18.3    Liquidation; Dissolution; Bankruptcy.

        Upon any payment by the Guarantor or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Guarantor, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Guarantor Senior Indebtedness with respect to the Securities of any series shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Guarantor pursuant to the Guarantee on account of the principal of, premium or interest (including any Additional Interest) on, or Additional Amounts or, if applicable, Additional Sums with respect to, the Securities of such series; and upon any such dissolution, winding-up, liquidation or reorganization, or in any such bankruptcy, insolvency, receivership or other proceeding, any payment by the Guarantor, or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled to receive from the Guarantor, except for the provisions of this Article 18, shall be paid by the Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of such Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of such Guarantor Senior Indebtedness held by such holders, as calculated by the Guarantor) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Guarantor Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Guarantor Senior Indebtedness, before any payment or distribution is made pursuant to the Guarantee to the Holders of the Securities of such series or to the Trustee.

        In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Guarantor pursuant to the Guarantee of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee before all such Guarantor Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Guarantor Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Guarantor, for application to the payment of all such Guarantor Senior Indebtedness remaining unpaid to the extent necessary to pay such Guarantor Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Guarantor Senior Indebtedness.



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        For purposes of this Article 18, the words "cash, property or securities" shall not be deemed to include shares of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 18 with respect to the Guarantee in respect of any series of Securities to the payment of all Guarantor Senior Indebtedness with respect to the Securities of such series that may at the time be outstanding, provided that (i) such Guarantor Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Guarantor Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Guarantor with, or the merger of the Guarantor into, another Person or the liquidation or dissolution of the Guarantor following the conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Sections 8.3 and 8.4 of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 18.3 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Sections 8.3 and 8.4 of this Indenture. Nothing in Section 18.2 or in this Section 18.3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6 of this Indenture.

        Section 18.4    Subrogation.

        Subject to the payment in full of all Guarantor Senior Indebtedness with respect to the Securities of any series, the rights of the Holders of the Securities of such series shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of the Guarantor applicable to such Guarantor Senior Indebtedness until the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts or, if applicable, Additional Sums with respect to, the Securities of such series shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Guarantor Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article 18, and no payment over pursuant to the provisions of this Article 18 to or for the benefit of the holders of such Guarantor Senior Indebtedness by Holders of the Securities of such series or the Trustee, shall, as between the Guarantor, its creditors other than holders of such Guarantor Senior Indebtedness, and the Holders of the Securities of such series, be deemed to be a payment by the Guarantor to or on account of such Guarantor Senior Indebtedness. It is understood that the provisions of this Article 18 are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities of each series, on the one hand, and the holders of such Guarantor Senior Indebtedness with respect to the Securities of such series on the other hand.

        Nothing contained in this Article 18 or elsewhere in this Indenture, any Additional Provisions or in the Securities of any series is intended to or shall impair, as between the Guarantor, its creditors other than the holders of Guarantor Senior Indebtedness with respect to the Securities of such series, and the Holders of the Securities of such series, the obligation of the Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities of such series pursuant to the Guarantee the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts or, if applicable, Additional Sums with



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respect to, the Securities of such series as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities of such series and creditors of the Guarantor, other than the holders of such Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security of such series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 18 of the holders of such Guarantor Senior Indebtedness in respect of cash, property or securities of the Guarantor, as the case may be, received upon the exercise of any such remedy.

        Upon any payment or distribution of assets of the Guarantor referred to in this Article 18, the Trustee, subject to the provisions of Article 6 of this Indenture, and the Holders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities of any series, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Guarantor Senior Indebtedness with respect to the Securities of such series and other indebtedness of the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 18.

        Section 18.5    Trustee to Effectuate Subordination.

        Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 18 and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

        Section 18.6    Notice by the Guarantor.

        The Guarantor shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Guarantor that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article 18. Notwithstanding the provisions of this Article 18 or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article 18, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Guarantor or a holder or holders of Guarantor Senior Indebtedness with respect to the Securities of such series or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article 6 of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 18.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment pursuant to the Guarantee of the principal of, any premium or interest (including any Additional Interest) on, or any Additional Amounts or, if applicable, Additional Sums with respect to, any Security of such series), then, anything herein contained to the



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contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

        The Trustee, subject to the provisions of Article 6 of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Guarantor Senior Indebtedness with respect to the Securities of any series (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Guarantor Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article 18, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 18, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

        Upon any payment or distribution of assets of the Guarantor referred to in this Article 18, the Trustee and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities of any series, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness with respect to the Securities of such series and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 18.

        Section 18.7 Rights of the Trustee; Holders of Guarantor Senior Indebtedness.

        The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 18 in respect of any Guarantor Senior Indebtedness with respect to the Securities of any series at any time held by it, to the same extent as any other holder of such Guarantor Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

        With respect to the holders of Guarantor Senior Indebtedness with respect to the Securities of any series, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 18, and no implied covenants or obligations with respect to the holders of such Guarantor Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Guarantor Senior Indebtedness and, subject to the provisions of Article 6 of this Indenture, the Trustee shall not be liable to any holder of such Guarantor Senior Indebtedness if it shall pay over or deliver to Holders of the



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Securities of such series, the Guarantor or any other Person money or assets to which any holder of such Guarantor Senior Indebtedness shall be entitled by virtue of this Article 18 or otherwise.

        Nothing in this Article 18 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

        Section 18.8    Subordination May Not Be Impaired.

        No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Indebtedness with respect to the Securities of any series may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of Securities of such series, without incurring responsibility to such Holders and without impairing or releasing the subordination provided in this Article 18 or the obligations hereunder of the Holders of the Securities of such series to the holders of such Guarantor Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Guarantor Senior Indebtedness, or otherwise amend or supplement in any manner such Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which such Guarantor Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Guarantor Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Guarantor Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Guarantor and any other Person.



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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

[SEAL]                        TRENWICK AMERICA CORPORATION

Attest:
                              By:
                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                             -----------------------------------


[SEAL]                        TRENWICK GROUP LTD.,
                                  as Guarantor

Attest:
                              By:
                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                             -----------------------------------


[SEAL]
                              BANK ONE TRUST COMPANY, N.A.,
                                   as Trustee

Attest:
                              By:
                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                             -----------------------------------




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